Exhibit 99.2

COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended September 30, 2003

II.	Quarterly Supplemental Information

     Net Income and Funds From Operations – Supplemental Detail and Reconciliations

     Discussion of Non-GAAP Financial Measures

     Development Pipeline

     Consolidated Balance Sheets

     Portfolio Listing

     Top 25 Largest Tenants

     Inventory of Land Held for Investment or Future Development

     Inventory of Residential Lots Under Development

     Square Feet Expiring:

          Office

          Medical Office
          Retail

     Summary of Gains on Sales of Investment Properties

Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Form 8-K filed on March 9, 2001. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

		1999	2000	2001	2002 1st

	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - (See Page 5)	104,082	62,043	70,815	9,274

	FFO AVAILABLE TO COMMON STOCKHOLDERS - (See Page 5)	81,197	97,299	108,122	24,011

	WEIGHTED AVERAGE COMMON SHARES	48,138	48,632	49,205	49,367
	DILUTED WEIGHTED AVERAGE COMMON SHARES	49,031	49,731	50,280	50,406
	NET INCOME PER COMMON SHARE - BASIC	2.16	1.28	1.44	0.19
	NET INCOME PER COMMON SHARE - DILUTED	2.12	1.25	1.41	0.18
	FFO PER COMMON SHARE - BASIC	1.69	2.00	2.20	0.49
	FFO PER COMMON SHARE - DILUTED	1.66	1.96	2.15	0.48
(A)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	1,652	4,810	6,073	636
	REGULAR COMMON DIVIDENDS	53,886	60,315	68,595	18,329
	SPECIAL COMMON DIVIDEND	—	—	—	—
	REGULAR COMMON DIVIDENDS PER SHARE	1.12	1.24	1.39	0.37
	SPECIAL COMMON DIVIDEND PER SHARE	—	—	—	—
	COMMON STOCK PRICE AT PERIOD END	22.6250	27.9375	24.36	26.05
	NUMBER OF COMMON SHARES OUTSTANDING AT END OF PERIOD	48,262	49,211	49,425	49,661
	PREFERRED STOCK PRICE AT PERIOD END
	NUMBER OF PREFERRED SHARES OUTSTANDING AT END OF PERIOD
	COMMON EQUITY MARKET CAPITALIZATION	1,091,928	1,374,832	1,203,993	1,293,669
	PREFERRED EQUITY MARKET CAPITALIZATION	—	—	—	—
(B)	ADJUSTED DEBT (1)	502,492	671,068	766,503	776,968

	TOTAL MARKET CAPITALIZATION	1,594,420	2,045,900	1,970,496	2,070,637

	ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	31.52%	32.80%	38.90%	37.52%
(B)	RECOURSE DEBT (1)	143,639	174,522	154,018	84,128
	RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	9.01%	8.53%	7.82%	4.06%
	COMMON EQUITY MARKET CAPITALIZATION	1,091,928	1,374,832	1,203,993	1,293,669
	PREFERRED EQUITY MARKET CAPITALIZATION	—	—	—	—
(B)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	530,996	741,377	861,188	870,696

	TOTAL MARKET CAPITALIZATION	1,622,924	2,116,209	2,065,181	2,164,365

	TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	32.72%	35.03%	41.70%	40.23%
(C)	CONSOLIDATED INT EXPENSE (INC SHARE OF JV’S) (1)	15,073	27,907	41,546	11,880
	FFO PER COMMON SHARE BEFORE INTEREST	96,270	125,206	149,668	35,891
	INTEREST EXPENSE COVERAGE RATIO	6.39	4.49	3.60	3.02
(D)	FIXED CHARGES (excluding preferred stock dividends)(1)	24,871	37,052	52,588	16,278
	FIXED CHARGE COVERAGE RATIO (excluding preferred stock dividends)	3.87	3.38	2.85	2.20
(D)	FIXED CHARGES (including preferred stock dividends)(1)	24,871	37,052	52,588	16,278
	FIXED CHARGE COVERAGE RATIO (including preferred stock dividends)	3.87	3.38	2.85	2.20
(E)	STRAIGHT-LINE RENTS (see page 15 for portion from discontinuing operations)	142	1,629	3,164	918
(E)	TERMINATION FEES	0	0	0	156
(E)	SAME-PROPERTY GROWTH: (1)(2)
	OFFICE		2.8%	5.9%	-0.7%
	RETAIL		-0.6%	6.1%	6.9%
	TOTAL		2.4%	5.9%	0.5%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		2002 2nd	2002 3rd	2002 4th	2002

	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - (See Page 5)	12,712	12,010	13,876	47,872

	FFO AVAILABLE TO COMMON STOCKHOLDERS - (See Page 5)	29,044	30,598	29,713	113,366

	WEIGHTED AVERAGE COMMON SHARES	49,617	49,584	48,443	49,252
	DILUTED WEIGHTED AVERAGE COMMON SHARES	50,621	50,152	48,971	49,937
	NET INCOME PER COMMON SHARE - BASIC	0.26	0.24	0.29	0.97
	NET INCOME PER COMMON SHARE - DILUTED	0.25	0.24	0.28	0.96
	FFO PER COMMON SHARE - BASIC	0.59	0.62	0.61	2.30
	FFO PER COMMON SHARE - DILUTED	0.57	0.61	0.61	2.27
(A)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	927	3,630	7,446	12,639
	REGULAR COMMON DIVIDENDS	18,463	18,551	18,002	73,345
	SPECIAL COMMON DIVIDEND	—	—	—	—
	REGULAR COMMON DIVIDENDS PER SHARE	0.37	0.37	0.37	1.48
	SPECIAL COMMON DIVIDEND PER SHARE	—	—	—	—
	COMMON STOCK PRICE AT PERIOD END	24.76	23.00	24.70	24.70
	NUMBER OF COMMON SHARES OUTSTANDING AT END OF PERIOD	49,935	48,667	48,386	48,386
	PREFERRED STOCK PRICE AT PERIOD END
	NUMBER OF PREFERRED SHARES OUTSTANDING AT END OF PERIOD
	COMMON EQUITY MARKET CAPITALIZATION	1,236,391	1,119,341	1,195,134	1,195,134
	PREFERRED EQUITY MARKET CAPITALIZATION	—	—	—	—
(B)	ADJUSTED DEBT (1)	778,675	823,053	844,880	844,880

	TOTAL MARKET CAPITALIZATION	2,015,066	1,942,394	2,040,014	2,040,014

	ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	38.64%	42.37%	41.42%	41.42%
(B)	RECOURSE DEBT (1)	88,946	137,063	160,443	160,443
	RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	4.41%	7.06%	7.86%	7.86%
	COMMON EQUITY MARKET CAPITALIZATION	1,236,391	1,119,341	1,195,134	1,195,134
	PREFERRED EQUITY MARKET CAPITALIZATION	—	—	—	—
(B)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	871,431	914,822	935,646	935,646

	TOTAL MARKET CAPITALIZATION	2,107,822	2,034,163	2,130,780	2,130,780

	TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	41.34%	44.97%	43.91%	43.91%
(C)	CONSOLIDATED INT EXPENSE (INC SHARE OF JV’S) (1)	12,857	12,807	13,087	50,631
	FFO PER COMMON SHARE BEFORE INTEREST	41,901	43,405	42,800	163,997
	INTEREST EXPENSE COVERAGE RATIO	3.26	3.39	3.27	3.24
(D)	FIXED CHARGES (excluding preferred stock dividends)(1)	16,178	16,227	16,571	65,254
	FIXED CHARGE COVERAGE RATIO (excluding preferred stock dividends)	2.59	2.67	2.58	2.51
(D)	FIXED CHARGES (including preferred stock dividends)(1)	16,178	16,227	16,571	65,254
	FIXED CHARGE COVERAGE RATIO (including preferred stock dividends)	2.59	2.67	2.58	2.51
(E)	STRAIGHT-LINE RENTS (see page 15 for portion from discontinuing operations)	116	189	922	2,145
(E)	TERMINATION FEES	1,437	2,067	644	4,304
(E)	SAME-PROPERTY GROWTH: (1)(2)
	OFFICE	3.3%	-2.8%	-3.4%	0.6%
	RETAIL	5.6%	-1.8%	1.9%	2.3%
	TOTAL	3.7%	-2.6%	-2.4%	0.9%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		2003 1st	2003 2nd	2003 3rd	2003

	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - (See Page 5)	27,594	143,500	59,190	230,284

	FFO AVAILABLE TO COMMON STOCKHOLDERS - (See Page 5)	46,528	27,028	25,450	99,006

	WEIGHTED AVERAGE COMMON SHARES	48,135	48,267	48,370	48,258
	DILUTED WEIGHTED AVERAGE COMMON SHARES	48,780	49,228	49,643	49,205
	NET INCOME PER COMMON SHARE - BASIC	0.57	2.97	1.22	4.77
	NET INCOME PER COMMON SHARE - DILUTED	0.57	2.92	1.19	4.68
	FFO PER COMMON SHARE - BASIC	0.97	0.56	0.53	2.05
	FFO PER COMMON SHARE - DILUTED	0.95	0.55	0.51	2.01
(A)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	4,358	2,265	2,324	8,947
	REGULAR COMMON DIVIDENDS	17,834	17,919	17,945	53,698
	SPECIAL COMMON DIVIDEND	—	—	100,544	100,544
	REGULAR COMMON DIVIDENDS PER SHARE	0.37	0.37	0.37	1.11
	SPECIAL COMMON DIVIDEND PER SHARE	—	—	2.07	2.07
	COMMON STOCK PRICE AT PERIOD END	25.85	27.90	27.75	27.75
	NUMBER OF COMMON SHARES OUTSTANDING AT END OF PERIOD	48,343	48,491	48,572	48,572
	PREFERRED STOCK PRICE AT PERIOD END			25.39	25.39
	NUMBER OF PREFERRED SHARES OUTSTANDING AT END OF PERIOD			4,000	4,000
	COMMON EQUITY MARKET CAPITALIZATION	1,249,667	1,352,899	1,347,873	1,347,873
	PREFERRED EQUITY MARKET CAPITALIZATION	—	—	101,560	101,560
(B)	ADJUSTED DEBT (1)	859,595	724,437	676,049	676,049

	TOTAL MARKET CAPITALIZATION	2,109,261	2,077,336	2,125,482	2,125,482

	ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	40.75%	34.87%	31.81%	31.81%
(B)	RECOURSE DEBT (1)	178,239	18,842	20,783	20,783
	RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	8.45%	0.91%	0.98%	0.98%
	COMMON EQUITY MARKET CAPITALIZATION	1,249,667	1,352,899	1,347,873	1,347,873
	PREFERRED EQUITY MARKET CAPITALIZATION	—	—	101,560	101,560
(B)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	949,340	813,148	763,707	763,707

	TOTAL MARKET CAPITALIZATION	2,199,007	2,166,047	2,213,140	2,213,140

	TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	43.17%	37.54%	34.51%	34.51%
(C)	CONSOLIDATED INT EXPENSE (INC SHARE OF JV’S) (1)	13,000	12,339	10,461	35,800
	FFO PER COMMON SHARE BEFORE INTEREST	59,528	39,367	35,911	134,806
	INTEREST EXPENSE COVERAGE RATIO	4.58	3.19	3.43	3.77
(D)	FIXED CHARGES (excluding preferred stock dividends)(1)	16,329	16,042	13,924	46,295
	FIXED CHARGE COVERAGE RATIO (excluding preferred stock dividends)	3.65	2.45	2.58	2.91
(D)	FIXED CHARGES (including preferred stock dividends)(1)	16,329	16,042	15,345	47,716
	FIXED CHARGE COVERAGE RATIO (including preferred stock dividends)	3.65	2.45	2.43	2.85
(E)	STRAIGHT-LINE RENTS (see page 15 for portion from discontinuing operations)	508	537	311	1,356
(E)	TERMINATION FEES	21,107	1,370	1,215	23,692
(E)	SAME-PROPERTY GROWTH: (1)(2)
	OFFICE	0.5%	2.8%	-2.3%
	RETAIL	4.7%	-7.1%	4.2%
	TOTAL	1.3%	1.1%	-1.6%

See Footnotes on Page 19	Page 1

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

		1999	2000	2001	2002 1st

	CONSOLIDATED ENTITY FFO AND NET INCOME:
(F)	RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES: (1)
	OFFICE:
	3100 WINDY HILL RD — TREATED AS OWNED 1/97	2,703	2,632	2,688	659
	3301 WINDY RIDGE PARKWAY	763	804	1,122	358
	333 NORTH POINT CENTER EAST	2,197	2,287	2,410	639
	555 NORTH POINT CENTER EAST	0	1,691	2,603	668
	615 PEACHTREE STREET	1,071	1,548	1,930	491
	101 INDEPENDENCE CENTER	8,687	8,484	9,173	2,177
	LAKESHORE PARK PLAZA	1,524	1,346	1,351	304
	333 JOHN CARLYLE	1,525	2,806	3,259	880
	INFORUM	2,846	12,153	13,813	3,476
	101 SECOND STREET	0	9,633	13,616	3,295
	600 UNIVERSITY PARK PLACE	0	401	1,631	430
	THE POINTS AT WATERVIEW	0	14	1,717	209
	ONE GEORGIA CENTER	0	336	3,822	1,003
	1900 DUKE STREET	0	402	2,245	644
	55 SECOND STREET	0	0	0	1,998

	SUBTOTAL	21,316	44,537	61,380	17,231

	MEDICAL OFFICE:
	ATHEROGENICS	780	1,083	1,114	283
	NORTHSIDE/ALPHARETTA I	1,705	1,754	1,641	424
	MERIDIAN MARK PLAZA	1,725	3,439	3,556	960
	NORTHSIDE/ALPHARETTA II	381	1,734	2,335	498

	SUBTOTAL	4,591	8,010	8,646	2,165

	RETAIL:
	GA 400 LAND LEASES	1,293	1,366	1,331	303
	COLONIAL PLAZA MARKETCENTER	4,796	4,861	746	0
	ABBOTTS BRIDGE STATION	130	0	0	0
	LAGUNA NIGUEL PROMENADE	2,046	488	0	0
	THE AVENUE EAST COBB	1,140	4,841	5,396	1,325
	THE AVENUE OF THE PENINSULA	0	1,602	2,522	1,133
	THE AVENUE PEACHTREE CITY	0	0	1,191	549

	SUBTOTAL	9,405	13,158	11,186	3,310

	OTHER RENTAL OPERATIONS:
	KENNESAW	48	0	0	0
	OTHER	178	98	256	24

	SUBTOTAL	226	98	256	24

	TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	35,538	65,803	81,468	22,730

[Additional columns below]

[Continued from above table, first column(s) repeated]

		2002 2nd	2002 3rd	2002 4th	2002

	CONSOLIDATED ENTITY FFO AND NET INCOME:
(F)	RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES: (1)
	OFFICE:
	3100 WINDY HILL RD —- TREATED AS OWNED 1/97	666	668	700	2,693
	3301 WINDY RIDGE PARKWAY	391	386	382	1,517
	333 NORTH POINT CENTER EAST	578	629	601	2,447
	555 NORTH POINT CENTER EAST	818	491	569	2,546
	615 PEACHTREE STREET	526	494	476	1,987
	101 INDEPENDENCE CENTER	2,237	2,310	2,192	8,916
	LAKESHORE PARK PLAZA	274	283	252	1,113
	333 JOHN CARLYLE	870	880	905	3,535
	INFORUM	3,399	3,276	3,562	13,713
	101 SECOND STREET	4,017	4,791	2,455	14,558
	600 UNIVERSITY PARK PLACE	444	445	438	1,757
	THE POINTS AT WATERVIEW	185	323	323	1,040
	ONE GEORGIA CENTER	803	816	816	3,438
	1900 DUKE STREET	667	703	684	2,698
	55 SECOND STREET	3,521	3,615	3,590	12,724

	SUBTOTAL	19,396	20,110	17,945	74,682

	MEDICAL OFFICE:
	ATHEROGENICS	282	285	284	1,134
	NORTHSIDE/ALPHARETTA I	427	422	546	1,819
	MERIDIAN MARK PLAZA	1,012	986	1,115	4,073
	NORTHSIDE/ALPHARETTA II	609	621	527	2,255

	SUBTOTAL	2,330	2,314	2,472	9,281

	RETAIL:
	GA 400 LAND LEASES	314	338	343	1,298
	COLONIAL PLAZA MARKETCENTER	0	0	0	0
	ABBOTTS BRIDGE STATION	0	0	0	0
	LAGUNA NIGUEL PROMENADE	0	0	0	0
	THE AVENUE EAST COBB	1,329	1,389	1,284	5,327
	THE AVENUE OF THE PENINSULA	1,244	856	1,051	4,284
	THE AVENUE PEACHTREE CITY	1,308	623	680	3,160

	SUBTOTAL	4,195	3,206	3,358	14,069

	OTHER RENTAL OPERATIONS:
	KENNESAW	0	0	0	0
	OTHER	24	26	20	94

	SUBTOTAL	24	26	20	94

	TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	25,945	25,656	23,795	98,126

[Additional columns below]

[Continued from above table, first column(s) repeated]

		2003 1st	2003 2nd	2003 3rd	2003

	CONSOLIDATED ENTITY FFO AND NET INCOME:
(F)	RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES: (1)
	OFFICE:
	3100 WINDY HILL RD — TREATED AS OWNED 1/97	743	764	758	2,265
	3301 WINDY RIDGE PARKWAY	380	401	386	1,167
	333 NORTH POINT CENTER EAST	589	434	220	1,243
	555 NORTH POINT CENTER EAST	401	1,364	224	1,989
	615 PEACHTREE STREET	490	513	488	1,491
	101 INDEPENDENCE CENTER	2,239	2,299	2,280	6,818
	LAKESHORE PARK PLAZA	284	324	301	909
	333 JOHN CARLYLE	884	1,469	815	3,168
	INFORUM	3,484	3,407	3,504	10,395
	101 SECOND STREET	2,396	2,314	3,584	8,294
	600 UNIVERSITY PARK PLACE	468	456	466	1,390
	THE POINTS AT WATERVIEW	345	405	541	1,291
	ONE GEORGIA CENTER	746	742	697	2,185
	1900 DUKE STREET	694	754	702	2,150
	55 SECOND STREET	22,344	1,545	1,558	25,447

	SUBTOTAL	36,487	17,191	16,524	70,202

	MEDICAL OFFICE:
	ATHEROGENICS	286	293	301	880
	NORTHSIDE/ALPHARETTA I	389	420	412	1,221
	MERIDIAN MARK PLAZA	1,018	1,006	1,081	3,105
	NORTHSIDE/ALPHARETTA II	596	566	475	1,637

	SUBTOTAL	2,289	2,285	2,269	6,843

	RETAIL:
	GA 400 LAND LEASES	374	348	355	1,077
	COLONIAL PLAZA MARKETCENTER	0	0	0	0
	ABBOTTS BRIDGE STATION	0	0	0	0
	LAGUNA NIGUEL PROMENADE	0	0	0	0
	THE AVENUE EAST COBB	1,494	1,406	1,404	4,304
	THE AVENUE OF THE PENINSULA	2,189	668	925	3,782
	THE AVENUE PEACHTREE CITY	799	832	755	2,386

	SUBTOTAL	4,856	3,254	3,439	11,549

	OTHER RENTAL OPERATIONS:
	KENNESAW	0	0	0	0
	OTHER	26	23	29	78

	SUBTOTAL	26	23	29	78

	TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	43,658	22,753	22,261	88,672

See Footnotes on Page 19	Page 2

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

		1999	2000	2001	2002 1st

(G)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
	LESS RENTAL PROPERTY OPERATING EXPENSES: (1)
	AT&T WIRELESS SERVICES HEADQUARTERS	1,714	5,810	5,732	1,450
	CERRITOS CORPORATE CENTER-PHASE II	0	0	1,415	580
	PRESIDENTIAL MARKETCENTER	2,796	2,755	3,451	913
	MIRA MESA MARKETCENTER	0	2,678	5,636	1,278
	PERIMETER EXPO	3,345	3,400	3,226	789
	SALEM ROAD STATION	0	124	556	152

	TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	7,855	14,767	20,016	5,162

	RESIDENTIAL/LAND DIVISION
(I)	TRACT SALES NET OF COS - WHOLLY OWNED (1)	222	564	2,011	0
(H)(I)	TRACT SALES NET OF COS-JOINT VENTURES (1)	1,229	773	1,098	370

	TOTAL TRACT SALES NET OF COS	1,451	1,337	3,109	370

(I)	LOT SALES NET OF COS - WHOLLY OWNED (1)	2,960	2,267	772	1,065
(H)(I)	LOT SALES NET OF COS - JOINT VENTURES (1)	0	0	645	659

	TOTAL LOT SALES NET OF COS	2,960	2,267	1,417	1,724

(H)(I)	OTHER-JOINT VENTURE (1)	41	(95)	(23)	1

	TOTAL RESIDENTIAL/LAND DIVISION	4,452	3,509	4,503	2,095

	DEVELOPMENT INCOME	6,165	4,251	6,179	1,186

	MANAGEMENT FEES	4,743	4,841	7,966	2,354

	LEASING & OTHER FEES	2,991	1,608	5,344	1,157

	INTEREST INCOME & OTHER:
	GNMAs	20	5	5	3
	OTHER INTEREST AND OTHER MISCELLANEOUS	750	773	526	101
	650 MASS AVE NOTES	2,818	3,472	4,126	1,031
	CHARLOTTE GATEWAY VILLAGE, LLC NOTE	0	1,745	1,404	0

	TOTAL INTEREST INCOME	3,588	5,995	6,061	1,135

	GENERAL & ADMINISTRATIVE EXPENSES	(14,961)	(18,452)	(27,010)	(7,295)

	STOCK APPRECIATION RIGHT EXPENSE	(108)	(468)	276	(41)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		2002 2nd	2002 3rd	2002 4th	2002

(G)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
	LESS RENTAL PROPERTY OPERATING EXPENSES: (1)
	AT&T WIRELESS SERVICES HEADQUARTERS	1,451	1,450	1,367	5,718
	CERRITOS CORPORATE CENTER-PHASE II	580	580	582	2,322
	PRESIDENTIAL MARKETCENTER	920	908	990	3,731
	MIRA MESA MARKETCENTER	1,556	1,616	1,506	5,956
	PERIMETER EXPO	794	791	804	3,178
	SALEM ROAD STATION	148	153	52	505

	TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	5,449	5,498	5,301	21,410

	RESIDENTIAL/LAND DIVISION
(I)	TRACT SALES NET OF COS - WHOLLY OWNED (1)	0	0	2,338	2,338
(H)(I)	TRACT SALES NET OF COS-JOINT VENTURES (1)	45	254	2	671

	TOTAL TRACT SALES NET OF COS	45	254	2,340	3,009

(I)	LOT SALES NET OF COS - WHOLLY OWNED (1)	77	67	413	1,622
(H)(I)	LOT SALES NET OF COS - JOINT VENTURES (1)	353	164	105	1,281

	TOTAL LOT SALES NET OF COS	430	231	518	2,903

(H)(I)	OTHER-JOINT VENTURE (1)	(1)	(3)	0	(3)

	TOTAL RESIDENTIAL/LAND DIVISION	474	482	2,858	5,909

	DEVELOPMENT INCOME	972	918	1,549	4,625

	MANAGEMENT FEES	2,288	2,308	2,363	9,313

	LEASING & OTHER FEES	696	1,802	642	4,297

	INTEREST INCOME & OTHER:
	GNMAs	(1)	10	1	13
	OTHER INTEREST AND OTHER MISCELLANEOUS	83	29	41	254
	650 MASS AVE NOTES	1,032	1,031	1,032	4,126
	CHARLOTTE GATEWAY VILLAGE, LLC NOTE	0	0	0	0

	TOTAL INTEREST INCOME	1,114	1,070	1,074	4,393

	GENERAL & ADMINISTRATIVE EXPENSES	(6,972)	(6,322)	(7,081)	(27,670)

	STOCK APPRECIATION RIGHT EXPENSE	7	7	(2)	(29)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		2003 1st	2003 2nd	2003 3rd	2003

(G)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
	LESS RENTAL PROPERTY OPERATING EXPENSES: (1)
	AT&T WIRELESS SERVICES HEADQUARTERS	1,448	1,380	0	2,828
	CERRITOS CORPORATE CENTER-PHASE II	576	552	0	1,128
	PRESIDENTIAL MARKETCENTER	950	972	474	2,396
	MIRA MESA MARKETCENTER	1,500	945	(121)	2,324
	PERIMETER EXPO	874	908	624	2,406
	SALEM ROAD STATION	0	0	0	0

	TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	5,348	4,757	977	11,082

	RESIDENTIAL/LAND DIVISION
(I)	TRACT SALES NET OF COS - WHOLLY OWNED (1)	0	0	2,067	2,067
(H)(I)	TRACT SALES NET OF COS-JOINT VENTURES (1)	0	430	42	472

	TOTAL TRACT SALES NET OF COS	0	430	2,109	2,539

(I)	LOT SALES NET OF COS - WHOLLY OWNED (1)	697	244	867	1,808
(H)(I)	LOT SALES NET OF COS - JOINT VENTURES (1)	544	822	822	2,188

	TOTAL LOT SALES NET OF COS	1,241	1,066	1,689	3,996

(H)(I)	OTHER-JOINT VENTURE (1)	(31)	(27)	(46)	(104)

	TOTAL RESIDENTIAL/LAND DIVISION	1,210	1,469	3,752	6,431

	DEVELOPMENT INCOME	764	908	558	2,230

	MANAGEMENT FEES	2,105	2,187	2,227	6,519

	LEASING & OTHER FEES	1,111	1,234	772	3,117

	INTEREST INCOME & OTHER:
	GNMAs	1	(1)	2	2
	OTHER INTEREST AND OTHER MISCELLANEOUS	23	496	272	791
	650 MASS AVE NOTES	1,031	1,031	1,119	3,181
	CHARLOTTE GATEWAY VILLAGE, LLC NOTE	0	0	0	0

	TOTAL INTEREST INCOME	1,055	1,526	1,393	3,974

	GENERAL & ADMINISTRATIVE EXPENSES	(7,214)	(7,644)	(7,331)	(22,189)

	STOCK APPRECIATION RIGHT EXPENSE	0	0	0	0

See Footnotes on Page 19	Page 3

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

		1999	2000	2001	2002 1st

	INTEREST EXPENSE CONSOLIDATED:
	CREDIT FACILITY - FLOATING @ LIBOR + 1.05% to 1.70%	(3,039)	(8,615)	(9,910)	(1,304)
	NOTE PAYABLE, UNSECURED - 8.04%	0	0	0	0
	PERIMETER EXPO DEBT - 8.04%	(1,702)	(1,683)	(1,662)	(411)
	650 MASS AVE DEBT - 6.53%	(1,422)	(995)	0	0
	B OF A PLAZA FINANCING - 6.677%	(5,020)	(4,854)	(4,583)	(868)
	B OF A PLAZA FINANCING - 6.9575%	0	0	0	(1,084)
	101 INDEPENDENCE CENTER DEBT - 8.22%	(3,958)	(3,893)	(3,827)	(945)
	NORTHSIDE/ALPHARETTA I DEBT - 7.70%	(815)	(804)	(792)	(196)
	LAKESHORE PARK PLAZA DEBT- 6.78%	(736)	(724)	(710)	(175)
	101 SECOND STREET DEBT- 8.33%	0	(5,112)	(7,494)	(1,864)
	MERIDIAN MARK PLAZA DEBT- 8.27%	0	(710)	(2,118)	(526)
	1900 DUKE STREET & 333 JOHN CARLYLE DEBT- 7%	0	0	(579)	(867)
	333 & 555 NORTH POINT CENTER DEBT- 7%	0	0	(384)	(574)
	THE AVENUE EAST COBB DEBT - 8.39%	0	(1,464)	(3,277)	(815)
	600 UNIVERSITY PARK DEBT - 7.38%	0	0	(492)	(262)
	CEDAR GROVE LAKES DEBT- 8%	0	0	0	0
	CALLAWAY GARDENS DEBT- 6%	0	0	0	0
	OTHER	(63)	(27)	(22)	0
	CAPITALIZED	16,155	15,285	9,712	1,897

	TOTAL INTEREST EXPENSE CONSOLIDATED	(600)	(13,596)	(26,138)	(7,994)

	LOSS ON EXTINGUISHMENT OF DEBT	0	0	0	(3,501)

	OTHER EXPENSES - CONTINUING OPERATIONS:
	PROPERTY TAXES	(811)	(40)	(619)	(176)
	MINORITY INTEREST EXPENSE	(2,022)	(2,931)	(2,709)	(598)
	PREDEVELOPMENT & OTHER	(316)	(646)	(708)	(163)

	TOTAL OTHER EXPENSES	(3,149)	(3,617)	(4,036)	(937)

(G)	OTHER EXPENSES - DISCONTINUED OPERATIONS:
	INTEREST EXPENSE	0	0	(1,472)	(538)
	MINORITY INTEREST EXPENSE	(43)	(509)	(907)	(226)

	TOTAL OTHER EXPENSES - DISCONTINUED OPERATIONS	(43)	(509)	(2,379)	(764)

	INCOME TAX (PROVISION)/BENEFIT
	CONTINUING OPERATIONS	(2,442)	1,145	691	(986)
(G)	DISCONTINUED OPERATIONS (1)	0	(31)	(136)	(36)

	TOTAL INCOME TAX (PROVISION)/BENEFIT	(2,442)	1,114	555	(1,022)

	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS: (1)
(J)	CONSOLIDATED	(940)	(1,099)	(2,166)	(528)

	TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(940)	(1,099)	(2,166)	(528)

(J)	MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)	(335)	(1,164)	(95)	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

		2002 2nd	2002 3rd	2002 4th	2002

	INTEREST EXPENSE CONSOLIDATED:
	CREDIT FACILITY - FLOATING @ LIBOR + 1.05% to 1.70%	(977)	(1,104)	(1,353)	(4,738)
	NOTE PAYABLE, UNSECURED - 8.04%	0	0	0	0
	PERIMETER EXPO DEBT - 8.04%	(411)	(409)	(406)	(1,637)
	650 MASS AVE DEBT - 6.53%	0	0	0	0
	B OF A PLAZA FINANCING - 6.677%	0	0	0	(868)
	B OF A PLAZA FINANCING - 6.9575%	(2,640)	(2,628)	(2,622)	(8,974)
	101 INDEPENDENCE CENTER DEBT - 8.22%	(941)	(936)	(933)	(3,755)
	NORTHSIDE/ALPHARETTA I DEBT - 7.70%	(195)	(194)	(193)	(778)
	LAKESHORE PARK PLAZA DEBT- 6.78%	(175)	(174)	(172)	(696)
	101 SECOND STREET DEBT- 8.33%	(1,859)	(1,856)	(1,851)	(7,430)
	MERIDIAN MARK PLAZA DEBT- 8.27%	(525)	(523)	(523)	(2,097)
	1900 DUKE STREET & 333 JOHN CARLYLE DEBT- 7%	(869)	(859)	(861)	(3,456)
	333 & 555 NORTH POINT CENTER DEBT- 7%	(572)	(569)	(567)	(2,282)
	THE AVENUE EAST COBB DEBT - 8.39%	(813)	(812)	(810)	(3,250)
	600 UNIVERSITY PARK DEBT - 7.38%	(260)	(260)	(260)	(1,042)
	CEDAR GROVE LAKES DEBT- 8%	0	0	(148)	(148)
	CALLAWAY GARDENS DEBT- 6%	0	0	(13)	(13)
	OTHER	(11)	(4)	(4)	(19)
	CAPITALIZED	1,233	1,365	1,439	5,934

	TOTAL INTEREST EXPENSE CONSOLIDATED	(9,015)	(8,963)	(9,277)	(35,249)

	LOSS ON EXTINGUISHMENT OF DEBT	0	0	0	(3,501)

	OTHER EXPENSES - CONTINUING OPERATIONS:
	PROPERTY TAXES	(174)	(198)	(127)	(675)
	MINORITY INTEREST EXPENSE	(897)	(601)	(288)	(2,384)
	PREDEVELOPMENT & OTHER	(152)	(493)	(750)	(1,558)

	TOTAL OTHER EXPENSES	(1,223)	(1,292)	(1,165)	(4,617)

(G)	OTHER EXPENSES - DISCONTINUED OPERATIONS:
	INTEREST EXPENSE	(542)	(548)	(546)	(2,174)
	MINORITY INTEREST EXPENSE	(228)	(231)	(230)	(915)

	TOTAL OTHER EXPENSES - DISCONTINUED OPERATIONS	(770)	(779)	(776)	(3,089)

	INCOME TAX (PROVISION)/BENEFIT
	CONTINUING OPERATIONS	(117)	(147)	(276)	(1,526)
(G)	DISCONTINUED OPERATIONS (1)	(35)	(49)	(19)	(139)

	TOTAL INCOME TAX (PROVISION)/BENEFIT	(152)	(196)	(295)	(1,665)

	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS: (1)
(J)	CONSOLIDATED	(532)	(546)	(542)	(2,148)

	TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(532)	(546)	(542)	(2,148)

(J)	MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)	0	0	0	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

		2003 1st	2003 2nd	2003 3rd	2003

	INTEREST EXPENSE CONSOLIDATED:
	CREDIT FACILITY - FLOATING @ LIBOR + 1.05% to 1.70%	(1,408)	(1,086)	(423)	(2,917)
	NOTE PAYABLE, UNSECURED - 8.04%	0	0	(141)	(141)
	PERIMETER EXPO DEBT - 8.04%	(406)	(404)	(277)	(1,087)
	650 MASS AVE DEBT - 6.53%	0	0	0	0
	B OF A PLAZA FINANCING - 6.677%	0	0	0	0
	B OF A PLAZA FINANCING - 6.9575%	(2,792)	(2,633)	(2,652)	(8,077)
	101 INDEPENDENCE CENTER DEBT - 8.22%	(926)	(921)	(916)	(2,763)
	NORTHSIDE/ALPHARETTA I DEBT - 7.70%	(192)	(191)	(190)	(573)
	LAKESHORE PARK PLAZA DEBT- 6.78%	(172)	(171)	(170)	(513)
	101 SECOND STREET DEBT- 8.33%	(1,847)	(1,842)	(1,838)	(5,527)
	MERIDIAN MARK PLAZA DEBT- 8.27%	(521)	(519)	(518)	(1,558)
	1900 DUKE STREET & 333 JOHN CARLYLE DEBT- 7%	(858)	(856)	(854)	(2,568)
	333 & 555 NORTH POINT CENTER DEBT- 7%	(565)	(563)	(560)	(1,688)
	THE AVENUE EAST COBB DEBT - 8.39%	(808)	(806)	(804)	(2,418)
	600 UNIVERSITY PARK DEBT - 7.38%	(259)	(258)	(257)	(774)
	CEDAR GROVE LAKES DEBT- 8%	(29)	(29)	58	0
	CALLAWAY GARDENS DEBT- 6%	(26)	40	0	14
	OTHER	(14)	(15)	(13)	(42)
	CAPITALIZED	1,567	1,858	2,944	6,369

	TOTAL INTEREST EXPENSE CONSOLIDATED	(9,256)	(8,396)	(6,611)	(24,263)

	LOSS ON EXTINGUISHMENT OF DEBT	0	0	0	0

	OTHER EXPENSES - CONTINUING OPERATIONS:
	PROPERTY TAXES	(185)	(218)	(149)	(552)
	MINORITY INTEREST EXPENSE	(485)	(328)	(397)	(1,210)
	PREDEVELOPMENT & OTHER	(420)	(518)	(181)	(1,119)

	TOTAL OTHER EXPENSES	(1,090)	(1,064)	(727)	(2,881)

(G)	OTHER EXPENSES - DISCONTINUED OPERATIONS:
	INTEREST EXPENSE	(533)	(538)	(265)	(1,336)
	MINORITY INTEREST EXPENSE	(226)	(143)	0	(369)

	TOTAL OTHER EXPENSES - DISCONTINUED OPERATIONS	(759)	(681)	(265)	(1,705)

	INCOME TAX (PROVISION)/BENEFIT
	CONTINUING OPERATIONS	(249)	(537)	(231)	(1,017)
(G)	DISCONTINUED OPERATIONS (1)	0	0	0	0

	TOTAL INCOME TAX (PROVISION)/BENEFIT	(249)	(537)	(231)	(1,017)

	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS: (1)
(J)	CONSOLIDATED	(571)	(602)	(668)	(1,841)

	TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(571)	(602)	(668)	(1,841)

(J)	MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)	0	0	0	0

See Footnotes on Page 19	Page 4

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

		1999	2000	2001	2002 1st

(H)	JOINT VENTURE FFO EXCLUDING TEMCO ASSOCIATES: (1)
	WILDWOOD ASSOCIATES	7,397	8,634	9,724	2,616
	WILDWOOD ASSOCIATES - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0
	CP VENTURE TWO LLC	7,108	2,463	2,435	576
	COUSINS LORET VENTURE, L.L.C	2,871	3,425	3,798	933
	CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	809	956	1,038	272
	BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	181	228	279	57
	TEN PEACHTREE PLACE ASSOCIATES	352	361	277	(138)
	CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	14,325	14,544	14,614	3,777
	285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	0	1,202	3,878	990
	CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	0	0	756	679
	CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	0	762	620	302
	CRAWFORD LONG - CPI, LLC	0	0	0	210
	HAYWOOD MALL ASSOCIATES	3,069	0	0	0
	OTHER	2,331	1,741	158	0

	TOTAL SHARE OF JOINT VENTURE FFO	38,443	34,316	37,577	10,274

	PREFERRED STOCK DIVIDENDS	0	0	0	0

	FFO AVAILABLE TO COMMON STOCKHOLDERS	81,197	97,299	108,122	24,011

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET
	CONTINUING OPERATIONS	58,767	11,937	23,496	1,029
(I)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(222)	(564)	(2,011)	0
	DISCONTINUED OPERATIONS	0	0	0	0

	TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	58,545	11,373	21,485	1,029

	DEPRECIATION & AMORTIZATION OF REAL ESTATE: (1)
(J)	CONSOLIDATED	(13,960)	(27,410)	(36,572)	(9,919)
(J)	MINORITY INTEREST SHARE	335	1,164	95	0
(G,J)	DISCONTINUED OPERATIONS	(1,959)	(4,276)	(5,914)	(1,573)
(H,J)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(20,076)	(15,542)	(16,400)	(4,274)

	TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(35,660)	(46,064)	(58,791)	(15,766)

	CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	0	(566)	0	0

	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	104,082	62,043	70,815	9,274

[Additional columns below]

[Continued from above table, first column(s) repeated]

		2002 2nd	2002 3rd	2002 4th	2002

(H)	JOINT VENTURE FFO EXCLUDING TEMCO ASSOCIATES: (1)
	WILDWOOD ASSOCIATES	2,645	2,637	2,972	10,870
	WILDWOOD ASSOCIATES - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0
	CP VENTURE TWO LLC	563	553	582	2,274
	COUSINS LORET VENTURE, L.L.C	875	845	1,000	3,653
	CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	280	291	277	1,120
	BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	92	97	104	350
	TEN PEACHTREE PLACE ASSOCIATES	(98)	(118)	(134)	(488)
	CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	3,879	3,916	3,796	15,368
	285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	1,012	1,002	994	3,998
	CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	834	835	832	3,180
	CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	302	302	302	1,208
	CRAWFORD LONG - CPI, LLC	379	595	544	1,728
	HAYWOOD MALL ASSOCIATES	0	0	0	0
	OTHER	0	0	0	0

	TOTAL SHARE OF JOINT VENTURE FFO	10,763	10,955	11,269	43,261

	PREFERRED STOCK DIVIDENDS	0	0	0	0

	FFO AVAILABLE TO COMMON STOCKHOLDERS	29,044	30,598	29,713	113,366

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET
	CONTINUING OPERATIONS	1,042	1,028	3,155	6,254
(I)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	0	0	(2,143)	(2,143)
	DISCONTINUED OPERATIONS	0	0	1,174	1,174

	TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	1,042	1,028	2,186	5,285

	DEPRECIATION & AMORTIZATION OF REAL ESTATE: (1)
(J)	CONSOLIDATED	(11,232)	(13,452)	(11,282)	(45,885)
(J)	MINORITY INTEREST SHARE	0	0	0	0
(G,J)	DISCONTINUED OPERATIONS	(1,583)	(1,674)	(1,524)	(6,354)
(H,J)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(4,559)	(4,490)	(5,217)	(18,540)

	TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(17,374)	(19,616)	(18,023)	(70,779)

	CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	0	0	0	0

	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	12,712	12,010	13,876	47,872

[Additional columns below]

[Continued from above table, first column(s) repeated]

		2003 1st	2003 2nd	2003 3rd	2003

(H)	JOINT VENTURE FFO EXCLUDING TEMCO ASSOCIATES: (1)
	WILDWOOD ASSOCIATES	2,517	2,192	2,205	6,914
	WILDWOOD ASSOCIATES - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(551)	0	0	(551)
	CP VENTURE TWO LLC	526	513	532	1,571
	COUSINS LORET VENTURE, L.L.C	771	812	818	2,401
	CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	303	300	309	912
	BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	66	120	90	276
	TEN PEACHTREE PLACE ASSOCIATES	30	516	466	1,012
	CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	3,978	3,989	3,917	11,884
	285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	1,006	1,007	1,007	3,020
	CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	840	856	856	2,552
	CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	302	302	302	906
	CRAWFORD LONG - CPI, LLC	628	511	262	1,401
	HAYWOOD MALL ASSOCIATES	0	0	0	0
	OTHER	0	0	0	0

	TOTAL SHARE OF JOINT VENTURE FFO	10,416	11,118	10,764	32,298

	PREFERRED STOCK DIVIDENDS	0	0	(1,421)	(1,421)

	FFO AVAILABLE TO COMMON STOCKHOLDERS	46,528	27,028	25,450	99,006

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET
	CONTINUING OPERATIONS	1,003	90,956	2,178	94,137
(I)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	0	0	(1,947)	(1,947)
	DISCONTINUED OPERATIONS	0	43,012	50,386	93,398

	TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	1,003	133,968	50,617	185,588

	DEPRECIATION & AMORTIZATION OF REAL ESTATE: (1)
(J)	CONSOLIDATED	(14,054)	(12,440)	(12,183)	(38,677)
(J)	MINORITY INTEREST SHARE	0	0	0	0
(G,J)	DISCONTINUED OPERATIONS	(1,451)	(376)	(44)	(1,871)
(H,J)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(4,432)	(4,680)	(4,650)	(13,762)

	TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(19,937)	(17,496)	(16,877)	(54,310)

	CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	0	0	0	0

	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	27,594	143,500	59,190	230,284

See Footnotes on Page 19	Page 5

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	1999	2000	2001	2002 1st	2002 2nd	2002 3rd	2002 4th

WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	10,800	10,408	10,803	2,722	2,725	2,725	3,010
2500 WINDY RIDGE PARKWAY	4,512	4,760	5,037	1,310	1,185	1,191	1,306
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	8,245	9,708	11,462	3,029	3,029	3,044	3,115
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,431	3,441	3,458	927	958	958	960
4200 WILDWOOD PARKWAY (GE)	4,304	4,819	4,711	1,191	1,192	1,198	1,272
BANK/RESTAURANT GROUND LEASES	1,178	1,063	1,161	231	213	219	228

	32,470	34,199	36,632	9,410	9,302	9,335	9,891

INTEREST EXPENSE:
2300 DEBT - 7.56%	(5,126)	(4,947)	(4,754)	(1,156)	(1,144)	(1,130)	(1,116)
2500 DEBT - 7.45%	(1,826)	(1,769)	(1,708)	(417)	(413)	(408)	(404)
3200 DEBT - 8.23%	(5,667)	(5,600)	(5,524)	(1,363)	(1,353)	(1,342)	(1,331)
4100/4300 DEBT - 7.65%	(2,228)	(2,191)	(2,150)	(523)	(525)	(526)	(523)
4200 DEBT - 6.78%	(2,979)	(2,934)	(2,877)	(699)	(703)	(706)	(704)
LINE OF CREDIT - FLOATING @ LIBOR + .75%	(5)	(1)	0	0	0	0	0
INTEREST CAPITALIZED	0	0	0	0	0	0	0

	(17,831)	(17,442)	(17,014)	(4,158)	(4,138)	(4,112)	(4,078)

OTHER, NET	161	516	(169)	(20)	126	50	130

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(6)	(6)	0	0	0	0	0

IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	14,794	17,267	19,449	5,232	5,290	5,273	5,943
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,861)	(9,575)	(9,003)	(2,115)	(2,368)	(2,290)	(2,249)

NET INCOME	4,933	7,692	10,446	3,117	2,922	2,983	3,694

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (3):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	16,235	17,100	18,316	4,705	4,651	4,668	4,946
INTEREST EXPENSE	(8,916)	(8,721)	(8,507)	(2,079)	(2,069)	(2,056)	(2,039)
OTHER, NET	81	258	(85)	(10)	63	25	65
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(3)	(3)	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	7,397	8,634	9,724	2,616	2,645	2,637	2,972
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,931)	(4,788)	(4,502)	(1,058)	(1,184)	(1,145)	(1,125)

NET INCOME	2,466	3,846	5,222	1,558	1,461	1,492	1,847

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2002	2003 1st	2003 2nd	2003 3rd	2003

WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	11,182	1,868	2,270	2,166	6,304
2500 WINDY RIDGE PARKWAY	4,992	1,184	1,190	1,157	3,531
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	12,217	2,914	2,888	2,901	8,703
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,803	960	965	965	2,890
4200 WILDWOOD PARKWAY (GE)	4,853	1,195	1,106	1,193	3,494
BANK/RESTAURANT GROUND LEASES	891	292	287	250	829

	37,938	8,413	8,706	8,632	25,751

INTEREST EXPENSE:
2300 DEBT - 7.56%	(4,546)	(1,106)	(1,095)	(1,084)	(3,285)
2500 DEBT - 7.45%	(1,642)	(400)	(395)	(390)	(1,185)
3200 DEBT - 8.23%	(5,389)	(1,322)	(1,310)	(1,299)	(3,931)
4100/4300 DEBT - 7.65%	(2,097)	(508)	(508)	(509)	(1,525)
4200 DEBT - 6.78%	(2,812)	(681)	(683)	(693)	(2,057)
LINE OF CREDIT - FLOATING @ LIBOR + .75%	0	0	0	0	0
INTEREST CAPITALIZED	0	0	0	0	0

	(16,486)	(4,017)	(3,991)	(3,975)	(11,983)

OTHER, NET	286	928	(37)	(15)	876

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(11)	(12)	(12)	(35)

IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(1,101)	0	0	(1,101)

FUNDS FROM OPERATIONS	21,738	4,212	4,666	4,630	13,508
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,022)	(2,117)	(2,195)	(2,103)	(6,415)

NET INCOME	12,716	2,095	2,471	2,527	7,093

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (3):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	18,970	4,068	4,214	4,207	12,489
INTEREST EXPENSE	(8,243)	(2,009)	(1,997)	(1,988)	(5,994)
OTHER, NET	143	464	(19)	(8)	437
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(6)	(6)	(6)	(18)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(551)	0	0	(551)

FUNDS FROM OPERATIONS	10,870	1,966	2,192	2,205	6,363
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,512)	(1,059)	(1,097)	(1,052)	(3,208)

NET INCOME	6,358	907	1,095	1,153	3,155

See Footnotes on Page 19	Page 6

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	1999	2000	2001	2002 1st	2002 2nd	2002 3rd	2002 4th

CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE
FIRST UNION TOWER	5,450	4,990	4,855	1,090	1,012	1,050	869
GRANDVIEW II	1,980	2,178	2,192	559	574	579	576
100 NORTH POINT CENTER EAST	2,000	2,077	2,213	442	377	330	307
200 NORTH POINT CENTER EAST	2,157	2,217	1,703	248	303	229	267

SUBTOTAL OFFICE	11,587	11,462	10,963	2,339	2,266	2,188	2,019

MEDICAL OFFICE
PRESYTERIAN MEDICAL PLAZA	890	881	902	251	246	186	229

RETAIL
NORTH POINT MARKETCENTER	4,787	4,875	5,011	1,285	1,194	1,247	1,256
MANSELL CROSSING II	1,075	1,043	1,141	301	315	298	619
GREENBRIER MARKETCENTER	4,592	4,530	4,533	1,176	1,160	1,170	1,181
LOS ALTOS MARKETCENTER	2,819	2,822	2,797	725	736	725	788

SUBTOTAL RETAIL	13,273	13,270	13,482	3,487	3,405	3,440	3,844

TOTAL REVENUES LESS OPERATING EXPENSES	25,750	25,613	25,347	6,077	5,917	5,814	6,092

OTHER, NET	118	58	1	(45)	8	5	(20)
INTEREST EXPENSE
NORTH POINT MARKETCENTER - 8.50%	(2,415)	(2,370)	(2,323)	(573)	(570)	(558)	(563)
100 & 200 NORTH POINT CENTER EAST - 7.86%	(1,914)	(1,884)	(1,853)	(451)	(453)	(457)	(454)

TOTAL INTEREST EXPENSE	(4,329)	(4,254)	(4,176)	(1,024)	(1,023)	(1,015)	(1,017)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	21,539	21,417	21,172	5,008	4,902	4,804	5,055
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(20,646)	(15,601)	(12,383)	(2,618)	(2,896)	(2,495)	(2,630)

NET INCOME	893	5,816	8,789	2,390	2,006	2,309	2,425

COUSINS’ SHARE OF CP VENTURE TWO (3):	32.94%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	8,499	2,945	2,915	699	680	669	701
INTEREST EXPENSE	(1,430)	(489)	(480)	(118)	(118)	(117)	(117)
OTHER, NET	39	7	0	(5)	1	1	(2)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	7,108	2,463	2,435	576	563	553	582
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,017)	(1,794)	(1,424)	(301)	(333)	(287)	(302)

NET INCOME	91	669	1,011	275	230	266	280

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2002	2003 1st	2003 2nd	2003 3rd	2003

CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE
FIRST UNION TOWER	4,021	783	674	767	2,224
GRANDVIEW II	2,288	582	579	595	1,756
100 NORTH POINT CENTER EAST	1,456	330	323	416	1,069
200 NORTH POINT CENTER EAST	1,047	219	146	78	443

SUBTOTAL OFFICE	8,812	1,914	1,722	1,856	5,492

MEDICAL OFFICE
PRESYTERIAN MEDICAL PLAZA	912	234	233	233	700

RETAIL
NORTH POINT MARKETCENTER	4,982	1,270	1,286	1,292	3,848
MANSELL CROSSING II	1,533	265	305	309	879
GREENBRIER MARKETCENTER	4,687	1,160	1,103	1,168	3,431
LOS ALTOS MARKETCENTER	2,974	743	744	729	2,216

SUBTOTAL RETAIL	14,176	3,438	3,438	3,498	10,374

TOTAL REVENUES LESS OPERATING EXPENSES	23,900	5,586	5,393	5,587	16,566

OTHER, NET	(52)	(55)	4	(1)	(52)
INTEREST EXPENSE
NORTH POINT MARKETCENTER - 8.50%	(2,264)	(559)	(556)	(552)	(1,667)
100 & 200 NORTH POINT CENTER EAST - 7.86%	(1,815)	(442)	(444)	(447)	(1,333)

TOTAL INTEREST EXPENSE	(4,079)	(1,001)	(1,000)	(999)	(3,000)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	19,769	4,530	4,397	4,587	13,514
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(10,639)	(2,496)	(2,457)	(2,444)	(7,397)

NET INCOME	9,130	2,034	1,940	2,143	6,117

COUSINS’ SHARE OF CP VENTURE TWO (3):	11.50%	11.50%	11.50%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	2,749	647	628	647	1,922
INTEREST EXPENSE	(470)	(115)	(115)	(115)	(345)
OTHER, NET	(5)	(6)	0	0	(6)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	2,274	526	513	532	1,571
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,223)	(287)	(283)	(281)	(851)

NET INCOME	1,051	239	230	251	720

See Footnotes on Page 19	Page 7

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	1999	2000	2001	2002 1st	2002 2nd	2002 3rd	2002 4th

COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	5,086	5,093	5,093	1,261	1,130	1,058	997
THE PINNACLE	4,818	8,830	9,652	2,396	2,404	2,410	2,776

TOTAL REVENUES LESS OPERATING EXPENSES	9,904	13,923	14,745	3,657	3,534	3,468	3,773

INTEREST EXPENSE	(7,328)	(7,268)	(7,192)	(1,785)	(1,780)	(1,774)	(1,770)
CAPITALIZED INTEREST	2,142	0	0	0	0	0	0
OTHER, NET	1,024	194	46	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(4)	(5)	(4)	(4)	(4)

FUNDS FROM OPERATIONS	5,742	6,849	7,595	1,867	1,750	1,690	1,999
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(5,635)	(7,617)	(7,703)	(1,867)	(1,867)	(1,871)	(3,075)

NET INCOME	107	(768)	(108)	0	(117)	(181)	(1,076)

COUSINS SHARE OF COUSINS LORET (3):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	4,952	6,962	7,373	1,829	1,767	1,734	1,887
INTEREST EXPENSE	(2,593)	(3,634)	(3,596)	(893)	(890)	(887)	(885)
OTHER, NET	512	97	23	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(2)	(3)	(2)	(2)	(2)

FUNDS FROM OPERATIONS	2,871	3,425	3,798	933	875	845	1,000
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,818)	(3,809)	(3,852)	(934)	(934)	(936)	(1,579)

NET INCOME	53	(384)	(54)	(1)	(59)	(91)	(579)

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,304	3,554	3,571	906	918	940	897
INTEREST - 7.0%	(1,615)	(1,561)	(1,493)	(362)	(357)	(357)	(344)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(70)	(2)	(1)	0	0	0	0

FUNDS FROM OPERATIONS	1,619	1,991	2,077	544	561	583	553
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,122)	(1,126)	(1,125)	(288)	(286)	(290)	(262)

NET INCOME	497	865	952	256	275	293	291

COUSINS SHARE OF CC-JM II (3):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,652	1,738	1,786	453	459	470	449
INTEREST EXPENSE	(808)	(781)	(747)	(181)	(179)	(179)	(172)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(35)	(1)	(1)	0	0	0	0

FUNDS FROM OPERATIONS	809	956	1,038	272	280	291	277
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(573)	(575)	(575)	(144)	(149)	(148)	(134)

NET INCOME	236	381	463	128	131	143	143

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2002	2003 1st	2003 2nd	2003 3rd	2003

COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	4,446	958	895	946	2,799
THE PINNACLE	9,986	2,352	2,492	2,448	7,292

TOTAL REVENUES LESS OPERATING EXPENSES	14,432	3,310	3,387	3,394	10,091

INTEREST EXPENSE	(7,109)	(1,764)	(1,758)	(1,753)	(5,275)
CAPITALIZED INTEREST	0	0	0	0	0
OTHER, NET	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(17)	(4)	(4)	(4)	(12)

FUNDS FROM OPERATIONS	7,306	1,542	1,625	1,637	4,804
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(8,680)	(1,780)	(1,790)	(1,835)	(5,405)

NET INCOME	(1,374)	(238)	(165)	(198)	(601)

COUSINS SHARE OF COUSINS LORET (3):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	7,217	1,655	1,693	1,697	5,045
INTEREST EXPENSE	(3,555)	(882)	(879)	(877)	(2,638)
OTHER, NET	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(9)	(2)	(2)	(2)	(6)

FUNDS FROM OPERATIONS	3,653	771	812	818	2,401
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,383)	(890)	(895)	(918)	(2,703)

NET INCOME	(730)	(119)	(83)	(100)	(302)

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,661	948	938	952	2,838
INTEREST - 7.0%	(1,420)	(342)	(338)	(333)	(1,013)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(1)	(1)

FUNDS FROM OPERATIONS	2,241	606	600	618	1,824
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,126)	(282)	(281)	(281)	(844)

NET INCOME	1,115	324	319	337	980

COUSINS SHARE OF CC-JM II (3):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,831	474	469	476	1,419
INTEREST EXPENSE	(711)	(171)	(169)	(167)	(507)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	1,120	303	300	309	912
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(575)	(144)	(144)	(144)	(432)

NET INCOME	545	159	156	165	480

See Footnotes on Page 19	Page 8

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	1999	2000	2001	2002 1st	2002 2nd	2002 3rd	2002 4th

BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	362	456	558	113	183	193	207
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	362	456	558	113	183	193	207
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(195)	(395)	(691)	(202)	(190)	(192)	(245)

NET INCOME	167	61	(133)	(89)	(7)	1	(38)

COUSINS SHARE OF BRAD COUS GOLF VENTURE (3):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	181	228	279	57	92	97	104
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	181	228	279	57	92	97	104
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(98)	(198)	(346)	(101)	(95)	(96)	(123)

NET INCOME	83	30	(67)	(44)	(3)	1	(19)

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	2,879	2,886	2,569	(122)	(108)	(122)	(166)
INTEREST - 8.0% UNTIL 11/01, BEG 12/01 FLOATING LIBOR + .75%	(1,452)	(1,373)	(1,234)	(154)	(88)	(114)	(101)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(12)	(2)	(11)	0	0	0	0

FUNDS FROM OPERATIONS	1,415	1,511	1,324	(276)	(196)	(236)	(267)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(543)	(553)	(588)	(182)	(181)	(181)	(183)

NET INCOME	872	958	736	(458)	(377)	(417)	(450)

COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (3):	25%	24%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,080	1,048	885	(61)	(54)	(61)	(83)
INTEREST EXPENSE	(726)	(686)	(606)	(77)	(44)	(57)	(51)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	(1)	(2)	0	0	0	0

FUNDS FROM OPERATIONS	352	361	277	(138)	(98)	(118)	(134)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(81)	(76)	(134)	(91)	(91)	(91)	(92)

NET INCOME	271	285	143	(229)	(189)	(209)	(226)

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2002	2003 1st	2003 2nd	2003 3rd	2003

BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	696	131	240	179	550
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	696	131	240	179	550
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(829)	(34)	(171)	(171)	(376)

NET INCOME	(133)	97	69	8	174

COUSINS SHARE OF BRAD COUS GOLF VENTURE (3):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	350	66	120	90	276
INTEREST EXPENSE	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	350	66	120	90	276
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(415)	(17)	(85)	(86)	(188)

NET INCOME	(65)	49	35	4	88

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	(518)	128	1,097	988	2,213
INTEREST - 8.0% UNTIL 11/01, BEG 12/01 FLOATING LIBOR + .75%	(457)	(69)	(66)	(55)	(190)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	(975)	59	1,031	933	2,023
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(727)	(292)	(557)	(546)	(1,395)

NET INCOME	(1,702)	(233)	474	387	628

COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (3):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	(259)	64	549	494	1,107
INTEREST EXPENSE	(229)	(34)	(33)	(28)	(95)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	(488)	30	516	466	1,012
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(365)	(146)	(278)	(273)	(697)

NET INCOME	(853)	(116)	238	193	315

See Footnotes on Page 19	Page 9

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	1999	2000	2001	2002 1st	2002 2nd	2002 3rd	2002 4th

CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	28,650	29,088	29,227	7,554	7,758	7,832	7,591
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	28,650	29,088	29,227	7,554	7,758	7,832	7,591
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,694)	(7,710)	(7,653)	(1,915)	(1,910)	(1,911)	(1,918)

NET INCOME	20,956	21,378	21,574	5,639	5,848	5,921	5,673

COUSINS SHARE OF CSC ASSOCIATES (3):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	14,325	14,544	14,614	3,777	3,879	3,916	3,796
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	14,325	14,544	14,614	3,777	3,879	3,916	3,796
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,923)	(3,931)	(3,903)	(977)	(974)	(975)	(978)

NET INCOME	10,402	10,613	10,711	2,800	2,905	2,941	2,818

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	2,403	7,756	1,980	2,024	2,003	1,987
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	2,403	7,756	1,980	2,024	2,003	1,987
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(720)	(2,224)	(541)	(554)	(556)	(560)

NET INCOME	0	1,683	5,532	1,439	1,470	1,447	1,427

COUSINS SHARE OF 285 VENTURE (3):		50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	1,202	3,878	990	1,012	1,002	994
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	1,202	3,878	990	1,012	1,002	994
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(371)	(1,282)	(313)	(319)	(320)	(322)

NET INCOME	0	831	2,596	677	693	682	672

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2002	2003 1st	2003 2nd	2003 3rd	2003

CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	30,735	7,956	7,977	7,834	23,767
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	30,735	7,956	7,977	7,834	23,767
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,654)	(1,928)	(1,916)	(1,925)	(5,769)

NET INCOME	23,081	6,028	6,061	5,909	17,998

COUSINS SHARE OF CSC ASSOCIATES (3):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	15,368	3,978	3,989	3,917	11,884
INTEREST EXPENSE	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	15,368	3,978	3,989	3,917	11,884
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,904)	(983)	(977)	(982)	(2,942)

NET INCOME	11,464	2,995	3,012	2,935	8,942

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	7,994	2,012	2,013	2,014	6,039
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	7,994	2,012	2,013	2,014	6,039
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,211)	(571)	(553)	(554)	(1,678)

NET INCOME	5,783	1,441	1,460	1,460	4,361

COUSINS SHARE OF 285 VENTURE (3):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,998	1,006	1,007	1,007	3,020
INTEREST EXPENSE	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	3,998	1,006	1,007	1,007	3,020
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,274)	(327)	(319)	(319)	(965)

NET INCOME	2,724	679	688	688	2,055

See Footnotes on Page 19	Page 10

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	1999	2000	2001	2002 1st	2002 2nd	2002 3rd	2002 4th

CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	1,512	1,357	1,668	1,669	1,663
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	1,512	1,357	1,668	1,669	1,663
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(738)	(460)	(544)	(467)	(478)

NET INCOME	0	0	774	897	1,124	1,202	1,185

COUSINS SHARE OF CPI/FSP I (3):			50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	756	679	834	835	832
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	756	679	834	835	832
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(382)	(252)	(293)	(256)	(261)

NET INCOME	0	0	374	427	541	579	571

CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	1,486	10,763	5,290	5,288	5,276	5,272
INTEREST	0	(1,501)	(6,280)	(3,054)	(3,022)	(2,994)	(2,960)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	(15)	4,483	2,236	2,266	2,282	2,312
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(578)	(4,715)	(1,478)	(1,468)	(1,483)	(1,499)

NET INCOME	0	(593)	(232)	758	798	799	813

COUSINS SHARE OF GATEWAY VILLAGE (3) (4):

REVENUES LESS OPERATING EXPENSES	0	762	620	302	302	302	302
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	762	620	302	302	302	302
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	(8)	(8)	(9)

NET INCOME	0	762	620	302	294	294	293

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2002	2003 1st	2003 2nd	2003 3rd	2003

CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	6,357	1,680	1,714	1,713	5,107
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(1)	(1)	(2)

FUNDS FROM OPERATIONS	6,357	1,680	1,713	1,712	5,105
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,949)	(451)	(487)	(488)	(1,426)

NET INCOME	4,408	1,229	1,226	1,224	3,679

COUSINS SHARE OF CPI/FSP I (3):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,180	840	857	857	2,554
INTEREST EXPENSE	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(1)	(1)	(2)

FUNDS FROM OPERATIONS	3,180	840	856	856	2,552
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,062)	(255)	(257)	(266)	(778)

NET INCOME	2,118	585	599	590	1,774

CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	21,126	5,263	5,260	5,251	15,774
INTEREST	(12,030)	(2,928)	(2,895)	(2,862)	(8,685)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	9,096	2,335	2,365	2,389	7,089
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(5,928)	(1,505)	(1,509)	(1,511)	(4,525)

NET INCOME	3,168	830	856	878	2,564

COUSINS SHARE OF GATEWAY VILLAGE (3) (4):

REVENUES LESS OPERATING EXPENSES	1,208	302	302	302	906
INTEREST EXPENSE	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	1,208	302	302	302	906
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(25)	(8)	(8)	(8)	(24)

NET INCOME	1,183	294	294	294	882

See Footnotes on Page 19	Page 11

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	1999	2000	2001	2002 1st	2002 2nd	2002 3rd	2002 4th

CRAWFORD LONG - CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	0	419	758	1,189	1,088
INTEREST - 5.9%	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	419	758	1,189	1,088
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	(205)	(335)	(431)	(559)

NET INCOME	0	0	0	214	423	758	529

COUSINS SHARE OF CRAWFORD LONG - CPI (3):				50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	0	210	379	595	544
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	210	379	595	544
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	(103)	(179)	(228)	(292)

NET INCOME	0	0	0	107	200	367	252

HAYWOOD MALL ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	6,061	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	6,061	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,151)	0	0	0	0	0	0

NET INCOME	4,910	0	0	0	0	0	0

COUSINS SHARE OF HAYWOOD MALL (3):	50%

REVENUES LESS OPERATING EXPENSES	3,069	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,069	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(635)	0	0	0	0	0	0

NET INCOME	2,434	0	0	0	0	0	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2002	2003 1st	2003 2nd	2003 3rd	2003

CRAWFORD LONG — CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,454	1,255	1,445	1,343	4,043
INTEREST - 5.9%	0	0	(424)	(820)	(1,244)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	3,454	1,255	1,021	523	2,799
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,530)	(606)	(648)	(620)	(1,874)

NET INCOME	1,924	649	373	(97)	925

COUSINS SHARE OF CRAWFORD LONG — CPI (3):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,728	628	723	672	2,023
INTEREST EXPENSE	0	0	(212)	(410)	(622)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	1,728	628	511	262	1,401
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(802)	(316)	(337)	(323)	(976)

NET INCOME	926	312	174	(61)	425

HAYWOOD MALL ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0

NET INCOME	0	0	0	0	0

COUSINS SHARE OF HAYWOOD MALL (3):

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0

NET INCOME	0	0	0	0	0

See Footnotes on Page 19	Page 12

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	1999	2000	2001	2002 1st	2002 2nd	2002 3rd	2002 4th

OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	142	0	0	0	0	0
OTHER, NET	3,418	3,543	453	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(194)	(301)	(64)	0	0	0	0

FUNDS FROM OPERATIONS	3,224	3,384	389	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0

NET INCOME	3,224	3,384	389	0	0	0	0

COUSINS SHARE OF OTHER (3):

REVENUES LESS OPERATING EXPENSES	0	71	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0
OTHER, NET	2,428	1,896	206	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(97)	(226)	(48)	0	0	0	0

FUNDS FROM OPERATIONS	2,331	1,741	158	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0

NET INCOME	2,331	1,741	158	0	0	0	0

COUSINS SHARE OF TEMCO ASSOCIATES (3):	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	1,229	773	1,743	1,029	398	418	107
OTHER, NET	41	(95)	(23)	1	(1)	(3)	0

FUNDS FROM OPERATIONS	1,270	678	1,720	1,030	397	415	107
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0

NET INCOME	1,270	678	1,720	1,030	397	415	107

COUSINS SHARE OF CL REALTY, LLC (3):
RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	0	0	0	0	0
OTHER, NET	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2002	2003 1st	2003 2nd	2003 3rd	2003

OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	0	0	0
OTHER, NET	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0

NET INCOME	0	0	0	0	0

COUSINS SHARE OF OTHER (3):

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0
OTHER, NET	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0

NET INCOME	0	0	0	0	0

COUSINS SHARE OF TEMCO ASSOCIATES (3):	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	1,952	544	1,055	605	2,204
OTHER, NET	(3)	(13)	(7)	(20)	(40)

FUNDS FROM OPERATIONS	1,949	531	1,048	585	2,164
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0

NET INCOME	1,949	531	1,048	585	2,164

COUSINS SHARE OF CL REALTY, LLC (3):		50%	50%	50%	50%
RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	197	259	456
OTHER, NET	0	(18)	(20)	(26)	(64)

FUNDS FROM OPERATIONS	0	(18)	177	233	392
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0

NET INCOME	0	(18)	177	233	392

See Footnotes on Page 19	Page 13

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentage and ratios)

	RECONCILIATIONS	1999	2000	2001	2002 1st	2002 2nd	2002 3rd	2002 4th

(A)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
	PROPERTY ACQUISITION AND DEVELOPMENT EXPENDITURES
	PER CASH FLOWS FROM INVESTING ACTIVITIES	337,961	215,958	140,346	22,867	13,326	21,187	30,608
	ADDITIONS TO PROJECTS UNDER CONSTRUCTION, NET	(239,637)	(111,984)	(74,539)	(14,637)	(6,998)	(14,199)	(24,250)
	ADDITIONS TO LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT	(244)	(3,376)	(18,288)	(1,687)	(88)	(510)	(261)
	ADDITIONS TO RESIDENTIAL LOTS UNDER DEVELOPMENT	(7,084)	(6,688)	(13,964)	(4,557)	(936)	(2,460)	(4,047)
	1ST GENERATION TI & LEASING FEES	(88,188)	(89,849)	(22,080)	(1,037)	(4,127)	(424)	1,883
	FURNITURE & FIXTURES	(2,060)	(688)	(6,916)	(477)	(355)	(401)	(769)

	CONSOLIDATED SECOND GENERATION RELATED COSTS	748	3,373	4,559	472	822	3,193	3,164
	SHARE OF JOINT VENTURE 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	904	1,437	1,514	164	105	437	4,282

	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	1,652	4,810	6,073	636	927	3,630	7,446

	TOTAL BY TYPE:
	SECOND GENERATION LEASING RELATED COSTS	1,432	3,876	3,582	303	788	3,517	6,847
	SECOND GENERATION BUILDING IMPROVEMENTS	220	934	2,491	333	139	113	599

		1,652	4,810	6,073	636	927	3,630	7,446

	TOTAL BY SEGMENT:
	OFFICE:
	SECOND GENERATION LEASING RELATED COSTS	1,224	3,239	3,292	290	750	3,384	6,575
	SECOND GENERATION BUILDING IMPROVEMENTS	220	907	2,484	286	103	47	452

		1,444	4,146	5,776	576	853	3,431	7,027

	RETAIL:
	SECOND GENERATION LEASING RELATED COSTS	208	637	290	13	38	133	272
	SECOND GENERATION BUILDING IMPROVEMENTS	0	27	7	47	36	66	147

		208	664	297	60	74	199	419

		1,652	4,810	6,073	636	927	3,630	7,446

(B)	ADJUSTED DEBT:
	CONSOLIDATED DEBT	312,257	485,085	585,275	597,304	600,476	646,390	669,792
	SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	218,739	256,292	275,913	273,392	270,955	268,432	265,854

	TOTAL DEBT INCLUDING SHARE OF JV’S	530,996	741,377	861,188	870,696	871,431	914,822	935,646
	SHARE OF CHARLOTTE GATEWAY VILLAGE DEBT (5)	(28,504)	(70,309)	(94,685)	(93,728)	(92,756)	(91,769)	(90,766)

	ADJUSTED DEBT	502,492	671,068	766,503	776,968	778,675	823,053	844,880

	RECOURSE DEBT	143,639	174,522	154,018	84,128	88,946	137,063	160,443
	NON-RECOURSE DEBT	358,853	496,546	612,485	692,840	689,729	685,990	684,437

	ADJUSTED DEBT	502,492	671,068	766,503	776,968	778,675	823,053	844,880

(C)	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
	CONSOLIDATED INTEREST EXPENSE	600	13,596	26,138	7,994	9,015	8,963	9,277
	DISCONTINUED OPERATIONS INTEREST EXPENSE	0	0	1,472	538	542	548	546
	SHARE OF JOINT VENTURE INTEREST EXPENSE	14,473	14,311	13,936	3,348	3,300	3,296	3,264

	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	15,073	27,907	41,546	11,880	12,857	12,807	13,087

(D)	FIXED CHARGES:
	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	15,073	27,907	41,546	11,880	12,857	12,807	13,087
	PRINCIPAL PAYMENTS:
	CONSOLIDATED	6,120	4,734	5,721	2,618	1,645	1,673	1,696
	SHARE OF JOINT VENTURES	3,565	4,252	4,696	1,565	1,465	1,535	1,575
	GROUND LEASE PAYMENTS:
	CONSOLIDATED	101	147	613	212	208	209	210
	SHARE OF JOINT VENTURES	12	12	12	3	3	3	3

	TOTAL FIXED CHARGES (excluding Preferred Dividends)	24,871	37,052	52,588	16,278	16,178	16,227	16,571
	PREFERRED STOCK DIVIDENDS	0	0	0	0	0	0	0

	TOTAL FIXED CHARGES (including Preferred Dividends)	24,871	37,052	52,588	16,278	16,178	16,227	16,571

[Additional columns below]

[Continued from above table, first column(s) repeated]

	RECONCILIATIONS	2002	2003 1st	2003 2nd	2003 3rd	2003

(A)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
	PROPERTY ACQUISITION AND DEVELOPMENT EXPENDITURES
	PER CASH FLOWS FROM INVESTING ACTIVITIES	87,988	22,498	20,493	25,856	68,847
	ADDITIONS TO PROJECTS UNDER CONSTRUCTION, NET	(60,084)	(18,061)	(16,490)	(21,514)	(56,065)
	ADDITIONS TO LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT	(2,546)	(21)	(23)	(7)	(51)
	ADDITIONS TO RESIDENTIAL LOTS UNDER DEVELOPMENT	(12,000)	(1,881)	(2,681)	(4,317)	(8,879)
	1ST GENERATION TI & LEASING FEES	(3,705)	(201)	23	2,082	1,904
	FURNITURE & FIXTURES	(2,002)	(377)	(508)	(312)	(1,197)

	CONSOLIDATED SECOND GENERATION RELATED COSTS	7,651	1,957	814	1,788	4,559
	SHARE OF JOINT VENTURE 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	4,988	2,401	1,451	536	4,388

	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	12,639	4,358	2,265	2,324	8,947

	TOTAL BY TYPE:
	SECOND GENERATION LEASING RELATED COSTS	11,455	4,287	2,111	2,328	8,726
	SECOND GENERATION BUILDING IMPROVEMENTS	1,184	71	154	(4)	221

		12,639	4,358	2,265	2,324	8,947

	TOTAL BY SEGMENT:
	OFFICE:
	SECOND GENERATION LEASING RELATED COSTS	10,999	3,873	2,077	1,978	7,928
	SECOND GENERATION BUILDING IMPROVEMENTS	888	22	116	(18)	120

		11,887	3,895	2,193	1,960	8,048

	RETAIL:
	SECOND GENERATION LEASING RELATED COSTS	456	414	35	351	800
	SECOND GENERATION BUILDING IMPROVEMENTS	296	49	37	13	99

		752	463	72	364	899

		12,639	4,358	2,265	2,324	8,947

(B)	ADJUSTED DEBT:
	CONSOLIDATED DEBT	669,792	686,011	524,883	478,134	478,134
	SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	265,854	263,329	288,265	285,573	285,573

	TOTAL DEBT INCLUDING SHARE OF JV’S	935,646	949,340	813,148	763,707	763,707
	SHARE OF CHARLOTTE GATEWAY VILLAGE DEBT (5)	(90,766)	(89,746)	(88,711)	(87,658)	(87,658)

	ADJUSTED DEBT	844,880	859,595	724,437	676,049	676,049

	RECOURSE DEBT	160,443	178,239	18,842	20,783	20,783
	NON-RECOURSE DEBT	684,437	681,356	705,595	655,266	655,266

	ADJUSTED DEBT	844,880	859,595	724,437	676,049	676,049

(C)	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
	CONSOLIDATED INTEREST EXPENSE	35,249	9,256	8,396	6,611	24,263
	DISCONTINUED OPERATIONS INTEREST EXPENSE	2,174	533	538	265	1,336
	SHARE OF JOINT VENTURE INTEREST EXPENSE	13,208	3,211	3,405	3,585	10,201

	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	50,631	13,000	12,339	10,461	35,800

(D)	FIXED CHARGES:
	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	50,631	13,000	12,339	10,461	35,800
	PRINCIPAL PAYMENTS:
	CONSOLIDATED	7,632	1,606	1,964	1,736	5,306
	SHARE OF JOINT VENTURES	6,140	1,506	1,528	1,641	4,675
	GROUND LEASE PAYMENTS:
	CONSOLIDATED	839	214	208	83	505
	SHARE OF JOINT VENTURES	12	3	3	3	9

	TOTAL FIXED CHARGES (excluding Preferred Dividends)	65,254	16,329	16,042	13,924	46,295
	PREFERRED STOCK DIVIDENDS	0	0	0	1,421	1,421

	TOTAL FIXED CHARGES (including Preferred Dividends)	65,254	16,329	16,042	15,345	47,716

See Footnotes on Page 19	Page 14

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentage and ratios)

	RECONCILIATIONS	1999	2000	2001	2002 1st	2002 2nd	2002 3rd	2002 4th

(E)	SAME PROPERTY GROWTH:
	PERIOD COMPARED:	Y 00 / 99	Y 00 / 99	Y 02 / 01	2Q02 / 1Q02		4Q02 / 3Q02

	SAME PROPERTY:
	REVENUES LESS OPERATING EXPENSES	58,318	59,702	126,427	37,129	38,495	38,736	37,806
	STRAIGHT-LINE RENTS	(616)	(1,047)	2,340	918	116	189	922
	LEASE TERMINATION FEES	0	0	0	25	718	2,067	634
	INTER-COMPANY ACTIVITIES	0	0	0	0	0	0	0

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)	57,702	58,655	128,767	38,072	39,329	40,992	39,362

	GROWTH - SAME PROPERTY REVENUES LESS OPERATING EXPENSES		2.4%			3.7%		-2.4%

	NON-SAME PROPERTY:
	REVENUES LESS OPERATING EXPENSES	34,926	65,839	23,315	3,329	5,347	4,389	4,196
	STRAIGHT-LINE RENTS	758	2,676	824	0	0	0	0
	LEASE TERMINATION FEES	0	0	0	131	719	0	10
	INTER-COMPANY ACTIVITIES	0	0	0	0	0	0	0

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)	35,684	68,515	24,139	3,460	6,066	4,389	4,206

	PERIOD COMPARED:		Y 01 / 00	Y 01 / 00	1Q02 / 4Q01	3Q02 / 2Q02		1Q03 / 4Q02

	SAME PROPERTY:
	REVENUES LESS OPERATING EXPENSES		88,651	93,909	37,129	39,085	38,055	37,806
	STRAIGHT-LINE RENTS		1,336	1,241	918	116	189	922
	LEASE TERMINATION FEES		0	0	25	1,437	2,067	634
	INTER-COMPANY ACTIVITIES		0	0	0	0	0	0

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)		89,987	95,150	38,072	40,638	40,311	39,362

	GROWTH - SAME PROPERTY REVENUES LESS OPERATING EXPENSES			5.9%	0.5%		-2.6%

	NON-SAME PROPERTY:
	REVENUES LESS OPERATING EXPENSES		36,890	55,833	3,329	4,758	5,071	4,196
	STRAIGHT-LINE RENTS		293	1,923	131	0	0	0
	LEASE TERMINATION FEES		0	0	0	0	0	10
	INTER-COMPANY ACTIVITIES		0	0	0	0	0	0

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)		37,183	57,756	3,460	4,758	5,071	4,206

	ALL PROPERTIES:
	REVENUES LESS OPERATING EXPENSES	93,244	125,541	149,742	40,458	43,842	43,125	42,002
	STRAIGHT-LINE RENTS - CONTINUING OPERATIONS	(140)	729	2,160	700	(103)	(30)	699
	STRAIGHT-LINE RENTS - DISCONTINUED OPERATIONS	282	900	1,004	218	219	219	223
	LEASE TERMINATION FEES	0	0	0	156	1,437	2,067	644
	INTER-COMPANY ACTIVITIES	0	0	0	0	0	0	0

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)	93,386	127,170	152,906	41,532	45,395	45,381	43,568

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP):
	OPERATING PROPERTIES	35,538	65,803	81,468	22,730	25,945	25,656	23,795
	DISCONTINUED OPERATIONS	7,855	14,767	20,016	5,162	5,449	5,498	5,301
	SHARE OF UNCONSOLIDATED JOINT VENTURES	49,993	46,600	51,422	13,640	14,001	14,227	14,472

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	93,386	127,170	152,906	41,532	45,395	45,381	43,568

[Additional columns below]

[Continued from above table, first column(s) repeated]

	RECONCILIATIONS	2002	2003 1st	2003 2nd	2003 3rd	2003

(E)	SAME PROPERTY GROWTH:
	PERIOD COMPARED:	Y 02 / 01	2Q03 / 1Q03

	SAME PROPERTY:
	REVENUES LESS OPERATING EXPENSES	127,554	34,996	35,372
	STRAIGHT-LINE RENTS	1,242	248	292
	LEASE TERMINATION FEES	1,185	1,107	1,368
	INTER-COMPANY ACTIVITIES	0	(139)	(139)

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)	129,981	36,212	36,893	0

	GROWTH - SAME PROPERTY REVENUES LESS OPERATING EXPENSES	0.9%		1.1%

	NON-SAME PROPERTY:
	REVENUES LESS OPERATING EXPENSES	41,874	6,262	4,921
	STRAIGHT-LINE RENTS	903	260	245
	LEASE TERMINATION FEES	3,119	20,000	2
	INTER-COMPANY ACTIVITIES	0	0	0

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)	45,896	26,522	5,168	0

	PERIOD COMPARED:		1Q03 / 4Q02	3Q03 / 2Q03

	SAME PROPERTY:
	REVENUES LESS OPERATING EXPENSES		38,301	35,786	35,227
	STRAIGHT-LINE RENTS		467	263	267
	LEASE TERMINATION FEES		1,107	1,370	1,215
	INTER-COMPANY ACTIVITIES		(139)	(139)	(111)

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)		39,736	37,280	36,598

	GROWTH - SAME PROPERTY REVENUES LESS OPERATING EXPENSES		1.3%		-1.6%

	NON-SAME PROPERTY:
	REVENUES LESS OPERATING EXPENSES		2,957	4,507	962
	STRAIGHT-LINE RENTS		41	274	44
	LEASE TERMINATION FEES		20,000	0	0
	INTER-COMPANY ACTIVITIES		0	0	0

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)		22,998	4,781	1,006

	ALL PROPERTIES:
	REVENUES LESS OPERATING EXPENSES	169,427	41,258	40,293	36,189	117,740
	STRAIGHT-LINE RENTS - CONTINUING OPERATIONS	1,266	223	263	267	753
	STRAIGHT-LINE RENTS - DISCONTINUED OPERATIONS	879	285	274	44	603
	LEASE TERMINATION FEES	4,304	21,107	1,370	1,215	23,692
	INTER-COMPANY ACTIVITIES	0	(139)	(139)	(111)	(389)

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)	175,876	62,734	42,061	37,604	142,399

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP):
	OPERATING PROPERTIES	98,126	43,658	22,753	22,261	88,672
	DISCONTINUED OPERATIONS	21,410	5,348	4,757	977	11,082
	SHARE OF UNCONSOLIDATED JOINT VENTURES	56,340	13,728	14,551	14,366	42,645

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	175,876	62,734	42,061	37,604	142,399

See Footnotes on Page 19	Page 15

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

	RECONCILIATIONS	1999	2000	2001	2002 1st	2002 2nd	2002 3rd	2002 4th

(F)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
	RENTAL PROPERTY REVENUES	52,263	94,568	118,087	32,327	35,931	36,450	34,685
	RENTAL PROPERTY OPERATING EXPENSES	(16,725)	(28,765)	(36,619)	(9,597)	(9,986)	(10,794)	(10,890)

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	35,538	65,803	81,468	22,730	25,945	25,656	23,795

(G)	INCOME FROM DISCONTINUED OPERATIONS:
	RENTAL PROPERTY REVENUES	10,217	19,418	27,382	7,074	7,481	7,514	7,210
	RENTAL PROPERTY OPERATING EXPENSES	(2,362)	(4,651)	(7,366)	(1,912)	(2,032)	(2,016)	(1,909)

	TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	7,855	14,767	20,016	5,162	5,449	5,498	5,301
	INTEREST EXPENSE	0	0	(1,472)	(538)	(542)	(548)	(546)
	MINORITY INTEREST EXPENSE	(43)	(509)	(907)	(226)	(228)	(231)	(230)
	PROVISION FOR INCOME TAXES	0	(31)	(136)	(36)	(35)	(49)	(19)

	FUNDS FROM OPERATIONS	7,812	14,227	17,501	4,362	4,644	4,670	4,506
	DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(1,959)	(4,276)	(5,914)	(1,573)	(1,583)	(1,674)	(1,524)

	NET INCOME FROM DISCONTINUED OPERATIONS	5,853	9,951	11,587	2,789	3,061	2,996	2,982

(H)	SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY	49,993	46,600	51,422	13,640	14,001	14,227	14,472
	INTEREST EXPENSE	(14,473)	(14,311)	(13,936)	(3,348)	(3,300)	(3,296)	(3,264)
	OTHER, NET	3,060	2,258	144	(15)	64	26	63
	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(137)	(231)	(53)	(3)	(2)	(2)	(2)

	FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT AND TRACT SALES, NET OF COS	38,443	34,316	37,577	10,274	10,763	10,955	11,269
	RESIDENTIAL LOT AND TRACT SALES, NET OF COS	1,270	678	1,720	1,030	397	415	107
	IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY - JOINT VENTURE	0	0	0	0	0	0	0

	FUNDS FROM OPERATIONS	39,713	34,994	39,297	11,304	11,160	11,370	11,376
	DEPRECIATION & AMORTIZATION OF REAL ESTATE	(20,076)	(15,542)	(16,400)	(4,274)	(4,559)	(4,490)	(5,217)

	NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	19,637	19,452	22,897	7,030	6,601	6,880	6,159

[Additional columns below]

[Continued from above table, first column(s) repeated]

	RECONCILIATIONS	2002	2003 1st	2003 2nd	2003 3rd	2003

(F)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
	RENTAL PROPERTY REVENUES	139,393	53,918	33,682	33,490	121,090
	RENTAL PROPERTY OPERATING EXPENSES	(41,267)	(10,260)	(10,929)	(11,229)	(32,418)

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	98,126	43,658	22,753	22,261	88,672

(G)	INCOME FROM DISCONTINUED OPERATIONS:
	RENTAL PROPERTY REVENUES	29,279	7,095	6,222	1,208	14,525
	RENTAL PROPERTY OPERATING EXPENSES	(7,869)	(1,747)	(1,465)	(231)	(3,443)

	TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	21,410	5,348	4,757	977	11,082
	INTEREST EXPENSE	(2,174)	(533)	(538)	(265)	(1,336)
	MINORITY INTEREST EXPENSE	(915)	(226)	(143)	0	(369)
	PROVISION FOR INCOME TAXES	(139)	0	0	0	0

	FUNDS FROM OPERATIONS	18,182	4,589	4,076	712	9,377
	DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(6,354)	(1,451)	(376)	(44)	(1,871)

	NET INCOME FROM DISCONTINUED OPERATIONS	11,828	3,138	3,700	668	7,506

(H)	SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY	56,340	13,728	14,551	14,366	42,645
	INTEREST EXPENSE	(13,208)	(3,211)	(3,405)	(3,585)	(10,201)
	OTHER, NET	138	458	(19)	(8)	431
	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(9)	(8)	(9)	(9)	(26)

	FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT AND TRACT SALES, NET OF COS	43,261	10,967	11,118	10,764	32,849
	RESIDENTIAL LOT AND TRACT SALES, NET OF COS	1,949	512	1,225	818	2,555
	IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY - JOINT VENTURE	0	(551)	0	0	(551)

	FUNDS FROM OPERATIONS	45,210	10,928	12,343	11,582	34,853
	DEPRECIATION & AMORTIZATION OF REAL ESTATE	(18,540)	(4,432)	(4,680)	(4,650)	(13,762)

	NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	26,670	6,496	7,663	6,932	21,091

See Footnotes on Page 19	Page 16

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentage and ratios)

	RECONCILIATIONS	1999	2000	2001	2002 1st	2002 2nd	2002 3rd	2002 4th

(I)	CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
	RESIDENTIAL LOT AND OUTPARCEL SALES - WHOLLY OWNED:
	TRACT SALES	0	0	0	0	0	0	547
	LOT SALES	17,857	13,951	6,682	4,035	521	2,481	1,542

	TOTAL RESIDENTIAL AND OUTPARCEL SALES	17,857	13,951	6,682	4,035	521	2,481	2,089

	RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - WHOLLY-OWNED:
	TRACT COST OF SALES	0	0	0	0	0	0	352
	LOT COST OF SALES	14,897	11,684	5,910	2,970	444	2,414	1,129

	TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	14,897	11,684	5,910	2,970	444	2,414	1,481

	TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	222	564	2,011	0	0	0	2,143

	RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED	3,182	2,831	2,783	1,065	77	67	2,751

	SUMMARY:
	TRACT SALES NET OF COS - WHOLLY OWNED	222	564	2,011	0	0	0	2,338
	LOT SALES NET OF COS - WHOLLY OWNED	2,960	2,267	772	1,065	77	67	413

	TOTAL WHOLLY OWNED SALES, NET	3,182	2,831	2,783	1,065	77	67	2,751

	SHARE OF UNCONSOLIDATED JOINT VENTURES:
	TRACT SALES LESS COST OF SALES	1,229	773	1,098	370	45	254	2
	LOT SALES LESS COST OF SALES	0	0	645	659	353	164	105
	OTHER - JOINT VENTURE	41	(95)	(23)	1	(1)	(3)	0

	TRACT AND LOT SALES, NET - SHARE OF JOINT VENTURES	1,270	678	1,720	1,030	397	415	107

	TOTAL RESIDENTIAL/LAND DIVISION	4,452	3,509	4,503	2,095	474	482	2,858

[Additional columns below]

[Continued from above table, first column(s) repeated]

	RECONCILIATIONS	2002	2003 1st	2003 2nd	2003 3rd	2003

(I)	CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
	RESIDENTIAL LOT AND OUTPARCEL SALES - WHOLLY OWNED:
	TRACT SALES	547	0	0	600	600
	LOT SALES	8,579	3,928	1,612	2,233	7,773

	TOTAL RESIDENTIAL AND OUTPARCEL SALES	9,126	3,928	1,612	2,833	8,373

	RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - WHOLLY-OWNED:
	TRACT COST OF SALES	352	0	0	480	480
	LOT COST OF SALES	6,957	3,231	1,368	1,366	5,965

	TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	7,309	3,231	1,368	1,846	6,445

	TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	2,143	0	0	1,947	1,947

	RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED	3,960	697	244	2,934	3,875

	SUMMARY:
	TRACT SALES NET OF COS - WHOLLY OWNED	2,338	0	0	2,067	2,067
	LOT SALES NET OF COS - WHOLLY OWNED	1,622	697	244	867	1,808

	TOTAL WHOLLY OWNED SALES, NET	3,960	697	244	2,934	3,875

	SHARE OF UNCONSOLIDATED JOINT VENTURES:
	TRACT SALES LESS COST OF SALES	671	0	430	42	472
	LOT SALES LESS COST OF SALES	1,281	544	822	822	2,188
	OTHER - JOINT VENTURE	(3)	(31)	(27)	(46)	(104)

	TRACT AND LOT SALES, NET - SHARE OF JOINT VENTURES	1,949	513	1,225	818	2,556

	TOTAL RESIDENTIAL/LAND DIVISION	5,909	1,210	1,469	3,752	6,431

See Footnotes on Page 19	Page 17

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentage and ratios)

	RECONCILIATIONS	1999	2000	2001	2002 1st	2002 2nd	2002 3rd	2002 4th

(J)	DEPRECIATION AND AMORTIZATION:
	REAL ESTATE RELATED:
	CONSOLIDATED	13,960	27,410	36,572	9,919	11,232	13,452	11,282
	DISCONTINUED OPERATIONS	1,959	4,276	5,914	1,573	1,583	1,674	1,524

		15,919	31,686	42,486	11,492	12,815	15,126	12,806
	SHARE OF JOINT VENTURES	20,076	15,542	16,400	4,274	4,559	4,490	5,217

	TOTAL REAL ESTATE RELATED	35,995	47,228	58,886	15,766	17,374	19,616	18,023

	NON-REAL ESTATE RELATED:
	CONSOLIDATED	940	1,099	2,166	528	532	546	542
	DISCONTINUED OPERATIONS	—	—	—	—	—	—	—

		940	1,099	2,166	528	532	546	542
	SHARE OF JOINT VENTURES	137	231	53	3	2	2	2

	TOTAL NON-REAL ESTATE RELATED	1,077	1,330	2,219	531	534	548	544

	TOTAL DEPRECIATION AND AMORTIZATION	37,072	48,558	61,105	16,297	17,908	20,164	18,567

	SUMMARY:
	CONSOLIDATED	14,900	28,509	38,738	10,447	11,764	13,998	11,824
	DISCONTINUED OPERATIONS	1,959	4,276	5,914	1,573	1,583	1,674	1,524

		16,859	32,785	44,652	12,020	13,347	15,672	13,348
	SHARE OF JOINT VENTURES	20,213	15,773	16,453	4,277	4,561	4,492	5,219

	TOTAL DEPRECIATION AND AMORTIZATION	37,072	48,558	61,105	16,297	17,908	20,164	18,567
	MINORITY INTEREST’S SHARE OF DEPRECIATION AND AMORTIZATION	(335)	(1,164)	(95)	—	—	—	—

	TOTAL DEPRECIATION & AMORTIZATION, NET OF MINORITY INTERESTS’ SHARE	36,737	47,394	61,010	16,297	17,908	20,164	18,567

	SUMMARY BY TYPE:
	REAL ESTATE RELATED:
	BUILDING (INCLUDING TENANT FIRST GENERATION):
	CONSOLIDATED	14,871	30,402	38,522	10,732	12,463	14,522	12,196
	SHARE OF JOINT VENTURES	19,229	14,825	15,656	4,084	4,372	4,275	5,031

		34,100	45,227	54,178	14,816	16,835	18,797	17,227

	TENANT SECOND GENERATION:
	CONSOLIDATED	1,048	1,284	3,964	760	352	604	610
	SHARE OF JOINT VENTURES	847	717	744	190	187	215	186

		1,895	2,001	4,708	950	539	819	796

	TOTAL REAL ESTATE RELATED	35,995	47,228	58,886	15,766	17,374	19,616	18,023

	NON-REAL ESTATE RELATED:
	FURNITURE, FIXTURES AND EQUIPMENT:
	CONSOLIDATED	640	799	1,485	522	526	539	535
	SHARE OF JOINT VENTURES	101	231	53	3	2	2	2

		741	1,030	1,538	525	528	541	537

	GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
	CONSOLIDATED	300	300	681	6	6	7	7
	SHARE OF JOINT VENTURES	36	0	0	0	0	0	0

		336	300	681	6	6	7	7

	TOTAL NON-REAL ESTATE RELATED	1,077	1,330	2,219	531	534	548	544

	TOTAL DEPRECIATION & AMORTIZATION	37,072	48,558	61,105	16,297	17,908	20,164	18,567

[Additional columns below]

[Continued from above table, first column(s) repeated]

	RECONCILIATIONS	2002	2003 1st	2003 2nd	2003 3rd	2003

(J)	DEPRECIATION AND AMORTIZATION:
	REAL ESTATE RELATED:
	CONSOLIDATED	45,885	14,054	12,440	12,183	38,677
	DISCONTINUED OPERATIONS	6,354	1,451	376	44	1,871

		52,239	15,505	12,816	12,227	40,548
	SHARE OF JOINT VENTURES	18,540	4,432	4,680	4,650	13,762

	TOTAL REAL ESTATE RELATED	70,779	19,937	17,496	16,877	54,310

	NON-REAL ESTATE RELATED:
	CONSOLIDATED	2,148	571	602	668	1,841
	DISCONTINUED OPERATIONS	—	—	—	—	—

		2,148	571	602	668	1,841
	SHARE OF JOINT VENTURES	9	8	9	9	26

	TOTAL NON-REAL ESTATE RELATED	2,157	579	611	677	1,867

	TOTAL DEPRECIATION AND AMORTIZATION	72,936	20,516	18,107	17,554	56,177

	SUMMARY:
	CONSOLIDATED	48,033	14,625	13,042	12,851	40,518
	DISCONTINUED OPERATIONS	6,354	1,451	376	44	1,871

		54,387	16,076	13,418	12,895	42,389
	SHARE OF JOINT VENTURES	18,549	4,440	4,689	4,659	13,788

	TOTAL DEPRECIATION AND AMORTIZATION	72,936	20,516	18,107	17,554	56,177
	MINORITY INTEREST’S SHARE OF DEPRECIATION AND AMORTIZATION	—	—	—	—	—

	TOTAL DEPRECIATION & AMORTIZATION, NET OF MINORITY INTERESTS’ SHARE	72,936	20,516	18,107	17,554	56,177

	SUMMARY BY TYPE:
	REAL ESTATE RELATED:
	BUILDING (INCLUDING TENANT FIRST GENERATION):
	CONSOLIDATED	49,913	14,904	12,190	11,633	38,727
	SHARE OF JOINT VENTURES	17,762	4,182	4,230	4,232	12,644

		67,675	19,086	16,420	15,865	51,371

	TENANT SECOND GENERATION:
	CONSOLIDATED	2,326	601	626	594	1,821
	SHARE OF JOINT VENTURES	778	250	450	418	1,118

		3,104	851	1,076	1,012	2,939

	TOTAL REAL ESTATE RELATED	70,779	19,937	17,496	16,877	54,310

	NON-REAL ESTATE RELATED:
	FURNITURE, FIXTURES AND EQUIPMENT:
	CONSOLIDATED	2,122	565	596	661	1,822
	SHARE OF JOINT VENTURES	9	8	9	9	26

		2,131	573	605	670	1,848

	GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
	CONSOLIDATED	26	6	6	7	19
	SHARE OF JOINT VENTURES	0	0	0	0	0

		26	6	6	7	19

	TOTAL NON-REAL ESTATE RELATED	2,157	579	611	677	1,867

	TOTAL DEPRECIATION & AMORTIZATION	72,936	20,516	18,107	17,554	56,177

See Footnotes on Page 19	Page 18

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS

          FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) beginning on page 14.

(2)	Same-Property Growth represents the percentage increase (decrease) in Same-Property Revenues Less Operating Expenses, which excludes straight-line rents, lease termination fees and inter-company activities for those properties which were fully operational for two consecutive reporting periods. The reconciliation for the comparison of the 4th quarter 2001 with the 1st quarter 2002 is as follows. Reconciliations for all other periods are contained in Reconciliation E on Page 15.

PERIOD COMPARED:	4Q01	1Q02

SAME PROPERTY:
REVENUES LESS OPERATING EXPENSES	36,931	37,129
STRAIGHT-LINE RENTS	546	918
LEASE TERMINATION FEES	0	25
INTER-COMPANY ACTIVITIES	0	0

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)	37,477	38,072

GROWTH - SAME PROPERTY REVENUES LESS OPERATING EXPENSES		0.5%

NON-SAME PROPERTY:
REVENUES LESS OPERATING EXPENSES	1,224	3,329
STRAIGHT-LINE RENTS	0	0
LEASE TERMINATION FEES	0	131
INTER-COMPANY ACTIVITIES	0	0

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)	1,224	3,460

ALL PROPERTIES:
REVENUES LESS OPERATING EXPENSES	38,155	40,458
STRAIGHT-LINE RENTS - CONTINUING OPERATIONS	244	700
STRAIGHT-LINE RENTS - DISCONTINUED OPERATIONS	302	218
LEASE TERMINATION FEES	0	156
INTER-COMPANY ACTIVITIES	0	0

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)	38,701	41,532

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP):
OPERATING PROPERTIES	20,670	23,519
DISCONTINUED OPERATIONS	4,616	4,373
SHARE OF UNCONSOLIDATED JOINT VENTURES	13,415	13,640

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	38,701	41,532

(3)	Cousins’ share of Joint Venture Income has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(4)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

(5)	The Charlotte Gateway Village debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.

     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.

     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. Effective January 1, 2003, the Company adopted the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from Net Income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and Net Income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.

     “Same-Property Growth” represents the percentage change in Same-Property Revenues Less Operating Expenses for properties that have been fully operational for two consecutive reporting periods. Same-Property Revenues Less Operating Expenses is similar to Rental Property Revenues Less Rental Property Operating Expenses, but excludes lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, straight-line rents and inter-company activities. While seasonal items such as percentage rents may distort comparisons of one quarter to the previous quarter, annual comparisons are not distorted by seasonality. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.

     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.

     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Charlotte Gateway Village, L.L.C. (“Gateway”). The Company excludes Gateway debt as it is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company’s credit facility. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“Consolidated FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Gateway has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

     “Fixed Charge Coverage Ratio” is defined as Consolidated FFO Before Interest divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Gateway expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

     “Value Creation” is defined as the value or sales price of a property less any applicable closing costs and less the GAAP cost of the property before deducting accumulated depreciation and excluding any straight line rent receivable, all as of the measurement date. Value Creation is useful in determining the economic gain or loss inherent in a property. For example, to the extent that GAAP depreciation is recorded against an asset when the asset has in fact appreciated, it is helpful to eliminate this portion of the GAAP gain in order to reflect the true economic gain. As such, Value Creation is useful to investors as a measure of a company’s ability to create value by developing or acquiring an investment which has a fair market value in excess of the cost incurred by the company to create the investment. Company management considers Value Creation a key objective and core competency of the Company and uses this as an additional measure in assessing performance of the Company and its officers and employees.

Cousins Properties Incorporated
DEVELOPMENT PIPELEINE (1)(2)
As of September 30, 2003

		Leased
	Total	GLA (%)	Venture	Cousins’
Project	GLA	(fully executed)	Partner	Ownership %

Office
Frost Bank Tower	525,000	52%	N/A	100%
(Austin, TX)

SUBTOTAL	525,000

Retail
The Avenue West Cobb	205,000	88%	N/A	100%
(Atlanta, GA)
The Shops of Lake Tuscaloosa	62,000	77%	N/A	100%
(Tuscaloosa, AL)

SUBTOTAL	267,000

TOTAL	792,000

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Approximate	Cousins’	Cousins’	Projected Dates
	Total Cost	Share of	Investment	for Completion and
Project	(000s)	Total Costs	@ 9/30/03	Fully Operational

Office
Frost Bank Tower	$143,100	$143,100	$96,971	const. - 4Q-03
(Austin, TX)				fully operational 1Q-05

SUBTOTAL	143,100	143,100	96,971

Retail
The Avenue West Cobb	37,700	37,700	25,520	const. - 4Q-03
(Atlanta, GA)				fully operational 4Q-04
The Shops of Lake Tuscaloosa	8,200	8,200	5,051	const. - 4Q-03
(Tuscaloosa, AL)				fully operational 2Q-04

SUBTOTAL	45,900	45,900	30,571

TOTAL	$189,000	$189,000	$127,542

(1)	This Development Pipeline schedule includes all projects currently under construction from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States (“GAAP”). Costs are estimated costs upon completion and achievement of fully operational status. Significant estimates are required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown are estimates and are subject to change as the projects proceed through the development process.

(2)	The Company has a 10% interest in Deerfield Towne Center, a 371,000 square foot retail project currently under construction in Deerfield, Ohio. The Company has no capital invested in the project but is entitled to receive 10% of the operating income and 10% of any distributions on sale.

NOTE: Certain matters contained in this schedule are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Form 8-K filed on March 9, 2001. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND CONSOLIDATED ENTITIES
CONSOLIDATED BALANCE SHEETS
($ in thousands, except share and per share amounts)

	September 30,	December 31,
	2003	2002

	(Unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $162,166 as of September 30, 2003 and $155,100 as of December 31, 2002	$671,978	$757,329
Land held for investment or future development	16,659	16,632
Projects under construction	127,542	171,135
Residential lots under development	23,678	20,100

Total properties	839,857	965,196
CASH AND CASH EQUIVALENTS, at cost which approximates market	50,540	9,471
NOTES AND OTHER RECEIVABLES	20,842	50,607
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	184,019	185,516
OTHER ASSETS, including goodwill of $15,696 in 2003 and $15,612 in 2002	41,616	37,287

TOTAL ASSETS	$1,136,874	$1,248,077

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$478,134	$669,792
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	37,954	35,445
DEPOSITS AND DEFERRED INCOME	4,111	3,429
MINORITY INTERESTS	19,166	—

TOTAL LIABILITIES	539,365	708,666

MINORITY INTERESTS	64	26,959

DEFERRED GAIN	11,464	103,568

COMMITMENTS AND CONTINGENT LIABILITIES
STOCKHOLDERS’ INVESTMENT:
7.75% Series A cumulative redeemable preferred stock, $1 par value, $25.00 liquidation value, 4,000,000 and 0 shares authorized and issued	100,000	—
Common stock, $1 par value, authorized 150,000,000 shares, issued 51,263,504 and 50,843,835 shares	51,263	50,844
Additional paid-in capital	292,320	288,172
Treasury stock at cost, 2,691,582 and 2,457,482 shares	(64,894)	(59,356)
Unearned compensation	(2,042)	(2,647)
Cumulative undistributed net income	209,334	131,871

TOTAL STOCKHOLDERS’ INVESTMENT	585,981	408,884

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,136,874	$1,248,077

Cousins Properties Incorporated
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of September 30, 2003

						Percent
						Leased
						(Fully Executed)
					Company’s
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	(6/30/03)	(9/30/03)

I.	OFFICE
	A. Commercial Office
	Bank of America Plaza	Atlanta		1,262,000	50.00%	100%	100%
	One Ninety One Peachtree Tower	Atlanta		1,215,000	9.80%	96%	96%
	Inforum	Atlanta		990,000	100.00%	94%	94%
	3200 Windy Hill Road	Atlanta		694,000	50.00%	95%	95%
	2300 Windy Ridge Parkway	Atlanta		636,000	50.00%	86%	85%
	The Pinnacle	Atlanta		424,000	50.00%	97%	98%
	One Georgia Center	Atlanta		363,000	88.50%	80%	79%
	1155 Perimeter Center West	Atlanta		362,000	50.00%	99%	99%
	2500 Windy Ridge Parkway	Atlanta		316,000	50.00%	99%	99%
	Two Live Oak Center	Atlanta		279,000	50.00%	85%	85%
	4200 Wildwood Parkway	Atlanta		260,000	50.00%	100%	100%
	Ten Peachtree Place	Atlanta		260,000	50.00%	100%	100%
	4300 Wildwood Parkway	Atlanta		150,000	50.00%	100%	100%
	4100 Wildwood Parkway	Atlanta		100,000	50.00%	100%	100%
	3100 Windy Hill Road	Atlanta		188,000	100.00%	100%	100%
	555 North Point Center East	Atlanta		152,000	100.00%	51%	53%
	615 Peachtree Street	Atlanta		148,000	100.00%	88%	89%
	200 North Point Center East	Atlanta		130,000	11.50%	37%	37%
	333 North Point Center East	Atlanta		129,000	100.00%	47%	48%
	100 North Point Center East	Atlanta		128,000	11.50%	69%	64%
	3301 Windy Ridge Parkway	Atlanta		107,000	100.00%	100%	100%

			Georgia	8,293,000

	Lakeshore Park Plaza	Birmingham		190,000	100.00%	80%	84%	(a)
	Grandview II	Birmingham		149,000	11.50%	100%	100%
	600 University Park Place	Birmingham		123,000	100.00%	99%	99%	(a)

			Alabama	462,000

	Gateway Village	Charlotte		1,065,000	50.00%	100%	100%
	101 Independence Center	Charlotte		526,000	100.00%	99%	99%
	Wachovia Tower	Greensboro		324,000	11.50%	67%	67%

			North Carolina	1,915,000

	Frost Bank Tower	Austin		525,000	100.00%	46%	52%	(b)
	Austin Research Park - Building III	Austin		174,000	50.00%	100%	100%
	Austin Research Park - Building IV	Austin		184,000	50.00%	100%	100%
	The Points at Waterview	Dallas		201,000	100.00%	90%	96%

			Texas	1,084,000

	John Marshall-II	Washington, D.C.		224,000	50.00%	100%	100%
	333 John Carlyle	Washington, D.C.		153,000	100.00%	90%	94%
	1900 Duke Street	Washington, D.C.		97,000	100.00%	100%	100%

			Washington D.C.	474,000

	101 Second Street	San Francisco		387,000	100.00%	88%	85%	(a)
	55 Second Street	San Francisco		379,000	100.00%	51%	55%	(a)

			California	766,000

	Total Commercial Office			12,994,000		90%	91%	(c)

	B. Medical Office
	Emory Crawford Long Medical Office Tower	Atlanta		358,000	50.00%	87%	87%
	Northside/Alpharetta II	Atlanta		198,000	100.00%	74%	79%
	Meridian Mark Plaza	Atlanta		160,000	100.00%	100%	100%
	Northside/Alpharetta I	Atlanta		103,000	100.00%	98%	94%
	AtheroGenics	Atlanta		51,000	100.00%	100%	100%

			Georgia	870,000

	Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%	100%

	Total Medical Office			939,000		89%	90%	(c)

	TOTAL OFFICE			13,933,000		90%	91%	(c)

Cousins Properties Incorporated
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of September 30, 2003

						Percent
						Leased
						(Fully Executed)
					Company’s
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	(6/30/03)	(9/30/03)

II.	RETAIL
	North Point MarketCenter	Atlanta		401,000	11.50%	100%	100%
	The Avenue East Cobb	Atlanta		225,000	100.00%	98%	100%
	The Avenue West Cobb	Atlanta		205,000	100.00%	61%	88%	(b)
	The Avenue Peachtree City	Atlanta		169,000	88.50%	100%	98%	(d)
	Mansell Crossing Phase II	Atlanta		103,000	11.50%	100%	100%

			Georgia	1,103,000

	The Avenue of the Peninsula	Rolling Hills Estates		374,000	100.00%	87%	87%
	Los Altos MarketCenter	Long Beach		157,000	11.50%	99%	100%

			California	531,000

	The Shops at World Golf Village	St. Augustine	Florida	80,000	50.00%	74%	74%
	The Shops of Lake Tuscaloosa	Tuscaloosa	Alabama	62,000	100.00%	71%	77%	(b)
	Greenbrier MarketCenter	Chesapeake	Virginia	376,000	11.50%	100%	100%

	Total Retail (e)			2,152,000		93%	93%	(c)

	TOTAL PORTFOLIO			16,085,000		91%	91%	(c)

	100%	Weighted	%

SUMMARY BY TYPE
Commercial Office	12,994,000	8,014,000	81%
Medical Office	939,000	699,000	7%

Subtotal	13,933,000	8,713,000	88%
Retail	2,152,000	1,175,000	12%

Total	16,085,000	9,888,000	100%

SUMMARY BY STATE
Georgia	10,266,000	5,884,000	60%
California	1,297,000	1,158,000	12%
North Carolina	1,984,000	1,104,000	11%
Texas	1,084,000	905,000	9%
Alabama	524,000	392,000	4%
Washington D.C.	474,000	362,000	4%

Virginia	376,000	43,000	0%
Florida	80,000	40,000	0%

Total	16,085,000	9,888,000	100%

(a)	This project is owned through joint ventures with third parties, and a portion of the upside is shared with the other venturer.

(b)	Under construction and/or in lease-up.

(c)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up and One Ninety One Peachtree Tower.

(d)	This property is subject to a contractual participation in which a portion of the upside is shared with a third party.

(e)	The Company has a 10% interest in Deerfield Towne Center, a 371,000 square foot retail project currently under construction in Deerfield, Ohio. The Company has no capital invested in the project but is entitled to receive 10% of the operating income and 10% of any distributions on sale.

Cousins Properties Incorporated
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET
As of September 30, 2003

	Percentage of	Average
	Total Portfolio	Remaining
	at the Company’s	Lease Term
Tenant(1)	Share (2)	(years)

1. Bank of America	12.8%	9.4
2. IBM	4.9%	3.4
3. BellSouth	3.1%	6.0
4. Mirant Corporation	2.0%	11.7
5. Charles Schwab & Co., Inc.	2.0%	8.4
6. Northside Hospital	2.0%	10.3
7. General Electric Company	1.8%	8.6
8. Thelen, Reid & Priest LLP	1.5%	8.5
9. Paul Hastings	1.5%	11.5
10. Ernst & Young U.S. LLP	1.4%	3.1
11. Georgia Lottery Corporation	1.4%	9.8
12. Georgia Pacific Corporation	1.4%	9.3
13. A.T. Kearney, Inc.	1.3%	5.6
14. AGL Services Company	1.3%	9.5
15. Coca-Cola Enterprises Inc.	1.3%	15.1
16. Troutman Sanders LLP	1.2%	3.7
17. Booz-Allen Hamilton	1.2%	7.3
18. Infinity Insurance Company	1.2%	1.3
19. Internap Network Services	1.2%	16.6
20. Indus International, Inc.	1.2%	8.5
21. Lockwood Greene Engineers	1.1%	3.5
22. Bombardier Aerospace Corporation	1.1%	9.4
23. Robinson Bradshaw & Hinson	1.0%	11.3
24. SouthTrust Bank of Georgia	1.0%	0.5
25. Norfolk & Southern	0.9%	1.0
Total leased square feet of Top 25 Largest Tenants	50.8%	7.9

(1)	In some cases, the actual tenant may be an affiliate of the company shown.

(2)	Percentages are based on square footage amounts of completed projects only. One Ninety One Peachtree Tower is excluded, as it is less than 10% owned by the Company.

Cousins Properties Incorporated
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of September 30, 2003

			Company’s
	Developable	Joint Venture	Ownership
Description, Location and Zoned Use	Land Area (2)	Partner	Interest

Wildwood Office Park
Suburban Atlanta, GA
Office and Commercial	68	N/A	100%
Office and Commercial	32	IBM	50%
North Point Land
(Georgia Highway 400 & Haynes Bridge Road) (3)
Suburban Atlanta, GA
Office and Commercial-East Side	13	N/A	100%
Office and Commercial-West Side (4)	216	N/A	100%
Ridenour
West Cobb County
Suburban Atlanta, GA
Office and Commercial	8	N/A	100%
Salem Road Station
Suburban Atlanta, GA
Retail Outparcel	2	N/A	100%
Temco Associates
Paulding County
Suburban Atlanta, GA
Residential and Commercial	See Note (5)	Temple-Inland Inc. (6)	50%

(1)	The following properties include adjacent building pads, the basis of which is included in the basis of each of these operating properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements:

101 Independence Center (535,000 square foot office building)
One Georgia Center (350,000 square foot office building)
Ten Peachtree Place (400,000 square foot office building or a 350-unit apartment complex)
The Points at Waterview (60,000 square foot office building)
Austin Research Park (175,000 square foot office building)

(2)	In acres, based upon management’s current estimates.

(3)	The North Point property is located both east and west of Georgia Highway 400. Development had been mainly concentrated on the land located east of Georgia Highway 400, until July 1998 when the Company commenced construction of the first building, AtheroGenics, on the west side. The land located east of Georgia Highway 400 surrounds North Point Mall, a 1.3 million square foot regional mall on a 100-acre site which the Company sold in 1988.

(4)	The Company has requested that this land be rezoned to mixed use to include residential as well as office and commercial.

(5)	Temco Associates has an option through March 2006, with no carrying costs, to acquire the fee simple interest in approximately 7,500 acres in Paulding County, Georgia (northwest of Atlanta, Georgia). The partnership also has an option to acquire interests in a timber rights only lease covering approximately 22,000 acres. This option also expires in March 2006, with the underlying lease expiring in 2025. The options may be exercised in whole or in part over the option period, and the option price of the fee simple land was $1,107 per acre at January 1, 2003, escalating at 6% on January 1 of each succeeding year during the term of the option. The following is a detail of acreage activity:

	Nine Months	Year Ended December 31,
	Ended
	9/30/03	2002	2001	2000

Acres purchased and simultaneously sold	97	607	359	461
Acres purchased and held under option for third parties	—	78	128	—
Acres held under option subsequently sold	10	—	—	—
Acres purchased by Temco for residential developments	—	910	—	260
Acres purchased for sale or future development	—	—	—	13

Total option acres exercised	107	1,595	487	734

(6)	Joint venture partner is an affiliate of the entity shown.

Cousins Properties Incorporated
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of September 30, 2003

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold

Cousins Real Estate Corporation (100% owned)
The Lakes at Cedar Grove	2001	10	907	51	17	110	246	661
Fulton County Suburban Atlanta, GA
Longleaf at Callaway (2)	2003	5	138	59	0	3	3	135
Harris County Pine Mountain, GA
River’s Call	2000	10	107	47	9	12	22	85
East Cobb County Suburban Atlanta, GA

Total 100% owned			1,152	157	26	125	271	881

Temco Associates (50% owned) (3)
Bentwater	1999	10	1,660	275	66	259	1,106	554
Paulding County Suburban Atlanta, GA
The Georgian	2003	9	1,386	0	0	0	0	1,386
Paulding County Suburban Atlanta, GA
Seven Hills at Bentwater	2003	8	1,084	0	0	0	0	1,084
Paulding County Suburban Atlanta, GA

Total Temco Lots			4,130	275	66	259	1,106	3,024

Cousins Properties Incorporated
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of September 30, 2003

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold

CL Realty, LLC (50% owned) (3)
Creekside Oaks	2003	6	305	0	0	0	0	305
Manatee County Bradenton, FL
Hidden Lakes	2003	2	89	16	16	31	31	58
Tarrant County Dallas, TX
Long Meadow Farms (37.5% owned)	2003	10	2,707	0	0	0	0	2,707
Fort Bend County Houston, TX
Manatee River Plantation	2003	5	460	0	0	0	0	460
Manatee County Tampa, FL
McKinney Village Park (60% owned)	2003	4	564	0	0	0	0	564
Collin County McKinney, TX
Stillwater Canyon	2003	4	336	119	8	8	8	328
Dallas County DeSota, TX
Stonebridge (10% owned)	2003	4	622	0	0	0	0	622
Coweta County Newnan, GA
Summer Creek Ranch	2003	10	2,508	133	44	82	82	2,426
Dallas County Dallas, TX

Total CL Realty Lots			7,591	268	68	121	121	7,470

Total Lots			12,873	700	160	505	1,498	11,375

Company Share of Total Lots			5,774	429	93	315	885	4,889

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of September 30, 2003, no houses have been sold.

(3)	CREC owns 50% of both Temco Associates and CL Realty, LLC (“CL Realty”). See the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 for a description of Temco Associates and CL Realty.

Cousins Properties Incorporated
SQUARE FEET EXPIRING
As of September 30, 2003

OFFICE

As of September 30, 2003, the Company’s office portfolio included 34 commercial office buildings, excluding all buildings currently under construction and/or in lease-up and One Ninety One Peachtree Tower, as it is less than 10% owned by the Company. The weighted average remaining lease term of these office buildings was approximately eight years as of September 30, 2003. Most of the Company’s leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2003	2004	2005	2006	2007	2008

Consolidated:
Square Feet Expiring (1)	38,419	151,627	338,356	378,015	131,928	424,153
% of Leased Space	1%	5%	10%	12%	4%	13%
Annual Contractual Rent (000’s) (3)	$409	$2,567	$5,712	$5,871	$2,151	$8,643
Annual Contractual Rent/Sq. Ft. (3)	$10.65	$16.93	$16.88	$15.53	$16.30	$20.38
Joint Venture:
Square Feet Expiring (1)	108,417	360,412	497,184	613,773	659,366	206,724
% of Leased Space	2%	5%	7%	9%	9%	3%
Annual Contractual Rent (000’s) (3)	$1,894	$4,584	$8,394	$10,999	$16,217	$3,416
Annual Contractual Rent/Sq. Ft. (3)	$17.47	$12.72	$16.88	$17.92	$24.59	$16.52
Total (including Company’s share of Joint Venture Properties):
Square Feet Expiring (1)	93,028	398,260	550,567	666,354	438,981	513,208
% of Leased Space	1%	6%	8%	10%	6%	8%
Annual Contractual Rent (000’s) (3)	$1,360	$5,308	$9,268	$11,014	$9,829	$10,115
Annual Contractual Rent/Sq. Ft. (3)	$14.62	$13.33	$16.83	$16.53	$22.39	$19.71

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2012
				&
	2009	2010	2011	Thereafter	Total

Consolidated:
Square Feet Expiring (1)	567,417	274,510	57,286	913,983	3,275,694 (2)
% of Leased Space	17%	8%	2%	28%	100%
Annual Contractual Rent (000’s) (3)	$9,899	$7,666	$1,193	$25,507	$69,618
Annual Contractual Rent/Sq. Ft. (3)	$17.45	$27.93	$20.83	$27.91	$21.25
Joint Venture:
Square Feet Expiring (1)	477,646	170,450	244,171	3,647,972	6,986,115 (4)
% of Leased Space	7%	2%	4%	52%	100%
Annual Contractual Rent (000’s) (3)	$10,448	$3,990	$4,868	$77,311	$142,121
Annual Contractual Rent/Sq. Ft. (3)	$21.87	$23.41	$19.94	$21.19	$20.34
Total (including Company’s share of Joint Venture Properties):
Square Feet Expiring (1)	801,631	329,612	182,826	2,713,944	6,688,411
% of Leased Space	12%	5%	3%	41%	100%
Annual Contractual Rent (000’s) (3)	$15,033	$9,076	$3,629	$63,730	$138,362
Annual Contractual Rent/Sq. Ft. (3)	$18.75	$27.53	$19.85	$23.48	$20.69

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Rentable square feet leased as of September 30, 2003 out of approximately 3,770,000 total rentable square feet.

(3)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(4)	Rentable square feet leased as of September 30, 2003 out of approximately 7,484,000 total rentable square feet.

Cousins Properties Incorporated
SQUARE FEET EXPIRING
As of September 30, 2003

MEDICAL OFFICE

As of September 30, 2003, the Company’s medical office portfolio included six medical office buildings. The weighted average remaining lease term of these medical office buildings was approximately nine years as of September 30, 2003. Most of the Company’s leases in the buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2003	2004	2005	2006	2007	2008

Consolidated:
Square Feet Expiring	7,786	30,579	23,836	9,534	32,538	38,255
% of Leased Space	2%	7%	5%	2%	7%	8%
Annual Contractual Rent (000’s) (2)	$144	$594	$407	$170	$687	$853
Annual Contractual Rent/Sq. Ft. (2)	$18.43	$19.43	$17.09	$17.86	$21.10	$22.31
Joint Venture:
Square Feet Expiring	3,818	0	3,445	0	68,996	1,017
% of Leased Space	1%	0%	1%	0%	19%	0%
Annual Contractual Rent (000’s) (2)	$90	0	$56	0	$1,263	$20
Annual Contractual Rent/Sq. Ft. (2)	$23.49	0	$16.40	0	$18.31	$19.87
Total (including Company’s share of Joint Venture Properties):
Square Feet Expiring	9,695	30,579	24,232	9,534	57,505	38,764
% of Leased Space	2%	5%	4%	1%	9%	6%
Annual Contractual Rent (000’s) (2)	$188	$594	$414	$170	$1,159	$863
Annual Contractual Rent/Sq. Ft. (2)	$19.43	$19.43	$17.08	$17.86	$20.15	$22.27

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2012
				&
	2009	2010	2011	Thereafter	Total

Consolidated:
Square Feet Expiring	131,276	14,788	30,354	146,207	465,153 (1)
% of Leased Space	28%	3%	7%	31%	100%
Annual Contractual Rent (000’s) (2)	$2,657	$297	$810	$3,411	$10,030
Annual Contractual Rent/Sq. Ft. (2)	$20.24	$20.06	$26.68	$23.33	$21.56
Joint Venture:
Square Feet Expiring	27,269	4,665	2,354	263,523	375,087 (3)
% of Leased Space	7%	1%	1%	70%	100%
Annual Contractual Rent (000’s) (2)	$609	$101	$52	$6,170	$8,361
Annual Contractual Rent/Sq. Ft. (2)	$22.34	$21.65	$21.99	$23.41	$22.29
Total (including Company’s share of Joint Venture Properties):
Square Feet Expiring	144,911	17,121	31,531	262,375	626,247
% of Leased Space	23%	3%	5%	42%	100%
Annual Contractual Rent (000’s) (2)	$2,962	$347	$836	$6,198	$13,731
Annual Contractual Rent/Sq. Ft. (2)	$20.44	$20.27	$26.51	$23.62	$21.93

(1)	Rentable square feet leased as of September 30, 2003 out of approximately 512,000 total rentable square feet.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of September 30, 2003 out of approximately 427,000 total rentable square feet.

Cousins Properties Incorporated
SQUARE FEET EXPIRING
As of September 30, 2003

RETAIL

As of September 30, 2003, the Company’s retail portfolio included eight retail properties, excluding all properties currently under construction and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately eight years as of September 30, 2003. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2003	2004	2005	2006	2007	2008

Consolidated:
Square Feet Expiring	17,487	26,610	82,984	65,007	14,568	1,941
% of Leased Space	3%	5%	15%	12%	3%	0%
Annual Contractual Rent (000’s) (2)	$145	$602	$2,251	$1,649	$191	$36
Annual Contractual Rent/Sq. Ft. (2)	$8.28	$22.64	$27.12	$25.36	$13.13	$18.67
Joint Venture:
Square Feet Expiring	0	30,600	50,695	167,790	81,228	51,721
% of Leased Space	0%	3%	4%	13%	7%	4%
Annual Contractual Rent (000’s) (2)	0	$631	$722	$2,298	$1,747	$1,041
Annual Contractual Rent/Sq. Ft. (2)	0	$20.61	$14.25	$13.70	$21.51	$20.12
Total (including Company’s share of Joint Venture Properties):
Square Feet Expiring	17,487	30,704	90,354	104,532	48,211	42,540
% of Leased Space	2%	4%	11%	12%	6%	5%
Annual Contractual Rent (000’s) (2)	$145	$689	$2,369	$2,424	$962	$856
Annual Contractual Rent /Sq. Ft. (2)	$8.28	$22.45	$26.22	$23.19	$19.95	$20.12

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2012
				&
	2009	2010	2011	Thereafter	Total

Consolidated:
Square Feet Expiring	18,311	82,878	52,406	189,371	551,563 (1)
% of Leased Space	3%	15%	10%	34%	100%
Annual Contractual Rent (000’s) (2)	$608	$2,146	$1,188	$3,926	$12,742
Annual Contractual Rent/Sq. Ft. (2)	$33.19	$25.89	$22.67	$20.73	$23.10
Joint Venture:
Square Feet Expiring	39,155	99,328	142,866	597,709	1,261,092 (3)
% of Leased Space	3%	8%	11%	47%	100%
Annual Contractual Rent (000’s) (2)	$561	$1,063	$2,186	$9,645	$19,894
Annual Contractual Rent/Sq. Ft. (2)	$14.33	$10.70	$15.30	$16.14	$15.78
Total (including Company’s share of Joint Venture Properties):
Square Feet Expiring	27,891	97,090	77,554	310,381	846,744
% of Leased Space	3%	11%	9%	37%	100%
Annual Contractual Rent (000’s) (2)	$804	$2,317	$1,697	$6,174	$18,437
Annual Contractual Rent /Sq. Ft. (2)	$28.81	$23.87	$21.88	$19.89	$21.77

(1)	Gross leasable area leased as of September 30, 2003 out of approximately 599,000 total gross leasable area.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of September 30, 2003 out of approximately 1,286,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SUMMARY OF GAINS ON SALES OF INVESTMENT PROPERTIES
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(In thousands)

	Discontinued Operations

	Office	Retail

		Mira Mesa	Presidential	Perimeter
	Cerritos	MarketCenter	MarketCenter	Expo	Total

Sales Price	$79,150	$87,000	$47,238	$45,250	$258,638
Closing costs	(933)	(2,229)	(843)	(874)	(4,879)
Cost of property	(75,558)	(51,673)	(30,147)	(20,253)	(177,631)

Value Creation	2,659	33,098	16,248	24,123	76,128
Recognition of deferred gain (1)	—	—	—	—	—
Straight-line rent receivable	(3,566)	—	—	(175)	(3,741)
Accumulated depreciation	9,857	4,212	6,220	4,059	24,348
Minority interest	—	(2,292)	—	—	(2,292)
Provision for income taxes	—	—	—	(1,045)	(1,045)

Gain on Sale of Investment Properties, Net of Applicable Income Tax Provision (GAAP - Consolidated)	8,950	35,018	22,468	26,962	93,398

Tax Adjustments:
Recognition of deferred gain	—	—	—	—	—
Straight-line rent receivable	3,566	—	—	175	3,741
Closing costs	—	700	—	—	700
Cost of property and accumulated depreciation	4,995	3,310	3,654	29	11,988
Minority interest	—	(826)	—		(826)
CREC share of gain, net of provision for income taxes (2)	—	—	—	(1,776)	(1,776)

Total Tax Adjustments	8,561	3,184	3,654	(1,572)	13,827

Cousins Properties (REIT) Tax Gain	$17,511	$38,202	$26,122	$25,390	$107,225

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Continuing Operations

	Land

	Wildwood	Deferred		Total
	Land	Gain (1)	Total	Gains

Sales Price	$2,500	$—	$2,500	$261,138
Closing costs	(13)	—	(13)	(4,892)
Cost of property	(540)	—	(540)	(178,171)

Value Creation	1,947	—	1,947	78,075
Recognition of deferred gain (1)	—	92,190	92,190	92,190
Straight-line rent receivable	—	—	—	(3,741)
Accumulated depreciation	—	—	—	24,348
Minority interest	—	—	—	(2,292)
Provision for income taxes	—	—	—	(1,045)

Gain on Sale of Investment Properties, Net of Applicable Income Tax Provision (GAAP - Consolidated)	1,947	92,190	94,137	187,535

Tax Adjustments:
Recognition of deferred gain	—	(92,190)	(92,190)	(92,190)
Straight-line rent receivable	—	—	—	3,741
Closing costs	—	—	—	700
Cost of property and accumulated depreciation	(114)	—	(114)	11,874
Minority interest	—	—	—	(826)
CREC share of gain, net of provision for income taxes (2)		—	—	(1,776)

Total Tax Adjustments	(114)	(92,190)	(92,304)	(78,477)

Cousins Properties (REIT) Tax Gain	$1,833	$—	$1,833	$109,058

(1)	Recognition of deferred gain on contribution of properties to CP Venture entities in 1998, for financial reporting purposes only. See Note 6 to “Notes to Consolidated Financial Statements” included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.

(2)	Elimination of gain associated with Cousins Real Estate Corporation (“CREC”), a taxable entity consolidated with Cousins Properties Incorporated for financial reporting purposes. See Notes 1 and 2 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.